UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03916
Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2016 – July 31, 2016
Item 1: Reports to Shareholders

Semiannual Report | July 31, 2016

Vanguard Energy Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
Total
Returns
Vanguard Energy Fund
Investor Shares	21.77%
Admiral™ Shares	21.81
MSCI ACWI Energy Index	18.07
Global Natural Resources Funds Average	21.19
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2016, Through July 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$40.43	$49.23	$0.000	$0.000
Admiral Shares	75.85	92.39	0.000	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended July 31, 2016, energy stocks posted a strong double-digit gain, a reversal from the past two fiscal years of double-digit declines. The sector went from being the broad U.S. stock market’s worst performer for five consecutive fiscal years to being one of the best for the half year.

With oil prices largely on the upswing during the period, Vanguard Energy Fund returned almost 22%, outpacing its benchmark index and the average return of global natural resource funds. (Many peers have significant allocations to sectors other than energy, such as materials.)

By late July, however, the fragile balance of supply and demand had shifted once more, and oil prices slid again. Such movements are a reminder that, as I have cautioned in previous reports, a narrowly focused sector fund is better suited to play a complementary—rather than a core—role in a portfolio that is already balanced and diversified across and within asset classes.

U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient over the half year, returning about 14%, although the global environment was far from tranquil.

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union. But the market

2

quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

International stocks also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emerging-market stocks and those from developed Pacific markets recorded double-digit returns.

Bonds drew support given economic factors and low yields

The broad U.S. taxable bond market advanced in each of the six months en route to returning 4.54%. With the stock market volatile at times and the global growth pace uncertain, investors sought safe-haven assets. Foreign investors flocked to U.S. Treasury debt amid exceptionally low or negative yields abroad.

The yield of the 10-year Treasury note closed July at 1.45%, down from 1.98% at the end of January. (Bond prices and yields move in opposite directions.)

The Federal Reserve has held its target for short-term interest rates at 0.25%–0.5% since raising it by a quarter percentage point last December. Money market funds and savings accounts stayed restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned more than 12% for U.S.

Market Barometer

	Total Returns
	Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

CPI
Consumer Price Index	1.57%	0.84%	1.27%

3

investors. A number of foreign currencies strengthened against the dollar, lifting returns when translated into U.S. dollars, but the bond returns were robust even without this currency benefit.

Most energy segments advanced, aside from refiners and marketers

Since oil prices began their steep descent in the summer of 2014, hardly a day has gone by without a headline about these prices rising or falling, oil-related companies slashing capital budgets and operations, weak profits in the energy sector, and more. While U.S. consumers have benefited from lower prices at the gas pump, citizens of emerging-market oil exporters such as Brazil and Venezuela have felt the pain of living in struggling, resource-dependent economies.

Similarly, there have been “winners and losers” among the various segments of the energy business. The holdings of your fund, selected by its advisors, Wellington Management Company and Vanguard Quantitative Equity Group, were largely among the winners.

For the six months, some of the strongest performers were exploration and production companies and those who provide equipment and services to them, as rising prices spurred activity. Relative to the benchmark index, your fund benefited from the advisors’ selections among such stocks and from a double-the-benchmark stake in exploration and production companies—especially those based in North America.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.37%	0.31%	1.43%

The fund expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the fund’s annualized expense ratios were 0.38% for Investor Shares and 0.32% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Global Natural Resources Funds.

4

At the other end of the spectrum, refiners and marketers, which have to pay for crude oil for their operations, generally declined. A slightly lighter-than-benchmark allocation to such companies helped the fund.

Returns for the integrated oil and gas behemoths, whose operations span exploration, production, and marketing, generally fell somewhere in between. The fund’s below-benchmark allocations here modestly held back results.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the period.

Consider rebalancing to manage your risk

After you’ve created an investment portfolio—with a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance—what next?

As stocks and bonds rise or fall over time, and that portfolio drifts from its original asset allocation, you should consider rebalancing back to your targets. Just one year of outsized returns can throw your allocation out of whack.

Consider 2013, when the broad U.S. stock market returned nearly 34% and the broad taxable bond market declined. A hypothetical simple portfolio that tracked the broad U.S. market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing means shifting assets away from areas that have performed well toward those that have fallen behind, to restore the portfolio’s original asset allocation. That isn’t easy or intuitive, but it helps manage risk, because over time, riskier assets tend to grow faster. (For more on this, see Best Practices for Portfolio Rebalancing, at vanguard.com/ research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations shift about 5 percentage points from their targets. And be aware of the tax implications.

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2016

Advisors’ Report

Vanguard Energy Fund returned 21.77% for Investor Shares and 21.81% for Admiral Shares for the six months ended July 31, 2016, ahead of its benchmark index and the average return of its global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on August 10, 2016.

Wellington Management Company llp

Portfolio Manager:

Gregory LeBlanc, CFA,
Senior Managing Director,
Global Industry Analyst

The investment environment

Global energy equities enjoyed a strong six months. The MSCI All Country World Energy Index (net of withholding taxes) returned 18.07%, outpacing global equities, as measured by the MSCI All Country World Index, which returned almost 13%.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	95	9,445	Emphasizes long-term total-return opportunities from
Company LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	4	348	Employs a quantitative fundamental management
Group			approach using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies as
			compared with their peers.
Cash Investments	1	104	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

6

Crude oil prices marched higher, and in May they touched $50 for the first time in 2016. The massive capital retrenchment seen over the last few quarters has taken a toll on the global oil supply. U.S. oil production continued its steady decline, and non-OPEC oil supply came under severe pressure because of a lack of sanctioned projects. Supply outages in Canada, Nigeria, Libya, and Venezuela during the second quarter only exacerbated the downward trend. In addition, OPEC supply growth seemed likely to be contained.

As the oil market realized that the supply overhang was not nearly as large as had been feared and was rapidly dissipating, oil prices and energy stocks posted strong gains. Concerns, however, have now shifted to the prospect of U.S. shale production once again flooding the market.

Our successes

Our strategy emphasizes long-term total-return opportunities from the various energy subsectors: international oils, foreign integrated oils and foreign producers, North American producers, oil services and equipment, transportation and distribution, and refining and marketing.

Security selection, particularly within U.S. exploration and production companies, lifted relative results, with Newfield Exploration, Pioneer Natural Resources, and Energen contributing notably. Our underweight exposure to refiners, a subsector that posted negative returns, also helped.

Newfield Exploration, which holds key positions in the Anadarko Basin, increased its second-quarter and full-year 2016 production guidance. The increase was driven by strong production in the Basin and benefited Newfield’s stock price. We are encouraged by the company’s improving oil well results and operating efficiencies, and we increased our position.

Pioneer Natural Resources continues to exceed production expectations, thanks to an increase in well productivity and operational efficiencies. We believe Pioneer remains a compelling investment, given its asset quality, strong balance sheet, and access to capital, all of which should help it weather commodity price volatility.

Energen, which has primary operations in the Permian, Delaware, and Midland Basins, recently buttressed its already strong balance sheet by selling its noncore assets. We maintain our position, as we believe that the market has underappre-ciated Energen’s Delaware assets and that the company could be a candidate for acquisition.

Our shortfalls

Our most significant relative detractors included our holdings of Antero Resources and our underweight exposure to Petrobras and Royal Dutch Shell. A frictional cash position also weighed on results.

Shares of Antero Resources, an independent exploration and production company, retreated slightly. We maintained our position as we believe Antero’s recent

7

acquisition of Marcellus core acreage has boosted its acreage quality. The company also has well-hedged positions that should help them weather near-term volatility in natural gas prices.

Petrobras and Royal Dutch Shell posted significant gains, so our underweights weighed on relative results. The stock price of Petrobras, a Brazilian integrated oil and gas producer, surged as the company took further steps to reduce debts by selling assets. An appreciating Brazilian real further helped its cash flows. Royal Dutch Shell, a U.K.-based integrated oil and gas producer, also saw stock gains on the back of recovering oil prices. We remain cautious on both names and continue to favor producers, which we believe have greater upside.

The fund’s positioning

Overall, we still see increasing dispersion of asset quality and well results within the producer subsegment of the energy sector. This dispersion is creating valuable opportunities in select North American oil and natural gas producers. Improvements in well results in both the Permian Basin and the Anadarko Basin have driven asset value and cash-flow revisions higher for some of the companies that have tier-1 acreage. We think the improvement potential for productivity in these basins is likely underappreciated by the market.

We continue to focus on producers with a growing cost advantage, the ability to benefit from new technology, and positive revisions to the depth and quality of their future drilling inventory relative to consensus.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler, Principal

Michael R. Roach, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Energy stocks returned more than 18% for the half year, a welcome departure from their double-digit decline for the previous six months. The sector outperformed the aggregate global equity market by several percentage points. The U.S. equity market bested international developed markets but lagged emerging markets.

Following historically low oil prices early this year, coordination between Russia and OPEC member countries to limit production gained traction and encouraged other nations to consider similar actions. As prices stabilized and then rose, oil companies saw some reprieve from concerns regarding their liquidity and profit margins. While Britain’s decision to leave the European Union prompted a short plunge in prices, it also highlighted the commodity’s volatility. However, the United Kingdom represents a minor portion of global demand and core oil fundamentals remained largely unchanged.

U.S. natural gas production slowed because of a large inventory buildup during last year’s tepid winter, which drove prices down and decreased drilling profitability. But natural gas demand has increased significantly over the past few years as the United States transitions away

8

from coal-fired power plants. As winter approaches, prices may continue to rise, particularly if production does not increase.

Although it’s important to understand how overall portfolio performance is affected by such macroeconomic factors, our approach to investing focuses on specific stock fundamentals and portfolio characteristics. We use a disciplined selection process that compares all the stocks in our investment universe to identify those with characteristics that we believe will help them outperform over the long run.

To do this, we use a strict quantitative process that focuses on four key themes: 1) high quality—healthy balance sheets and consistent cash flow generation; 2) effective use of capital—sound investment policies that favor internal over external funding; 3) strong market sentiment—market confirmation of our view; and 4) reasonable valuation—avoidance of overpriced stocks.

Using these models, we generate a composite expected return for all the stocks we follow each day, seeking to capitalize on investor biases across the market. We then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns.

For the six months, results from our stock selection models were mixed. Our valuation and management decisions models contributed positively, but our sentiment and quality models held back results.

Our most successful holdings included WorleyParsons (+133.9%), Seadrill (+39.0%), and Subsea 7 (+81.6%).

Our overweighting Valero Energy (–21.9%), HollyFrontier (–29.7%), and Petrofac (–8.8%) held back results, as did our underweighting Petroleo Brasileiro (+202.8%) and Canadian Natural Resources (+45.6%).

9

Energy Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.37%	0.31%
30-Day SEC Yield	1.92%	1.98%

Portfolio Characteristics
			DJ
			U.S.
			Total
		MSCI	Market
		ACWI	FA
	Fund	Energy	Index
Number of Stocks	142	136	3,839
Median Market Cap	$27.8B	$55.1B	$54.0B
Price/Earnings Ratio	110.6x	800.0x	23.5x
Price/Book Ratio	1.6x	1.4x	2.8x
Return on Equity	7.7%	10.8%	16.3%
Earnings Growth
Rate	-17.6%	-18.1%	7.3%
Dividend Yield	2.3%	3.7%	2.0%
Foreign Holdings	29.3%	46.0%	0.0%
Turnover Rate
(Annualized)	22%	—	—
Short-Term
Reserves	2.6%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.97	0.33
Beta	1.03	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	9.4%
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	5.8
Chevron Corp.	Integrated Oil & Gas	4.9
Royal Dutch Shell plc	Integrated Oil & Gas	4.5
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	3.8
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.0
TOTAL SA	Integrated Oil & Gas	2.7
Newfield Exploration Co. Oil & Gas Exploration
	& Production	2.3
EQT Corp.	Oil & Gas Exploration
	& Production	2.3
BP plc	Integrated Oil & Gas	2.2
Top Ten		40.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.38% for Investor Shares and 0.32% for Admiral Shares.

10

Energy Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	0.1%	0.8%
Industrials	0.1	0.0
Integrated Oil & Gas	36.2	54.7
Oil & Gas Drilling	1.7	0.3
Oil & Gas Equipment &
Services	8.1	8.8
Oil & Gas Exploration &
Production	41.0	19.2
Oil & Gas Refining &
Marketing	6.0	7.4
Oil & Gas Storage &
Transportation	4.5	8.8
Utilities	2.3	0.0

Market Diversification (% of equity exposure)

Europe
United Kingdom	7.0%
France	2.8
Italy	2.2
Portugal	1.7
Other	0.3
Subtotal	14.0%
Pacific
Australia	1.1%
Other	0.9
Subtotal	2.0%
Emerging Markets
Russia	2.4%
India	2.4
Other	1.8
Subtotal	6.6%
North America
United States	69.9%
Canada	7.5
Subtotal	77.4%

11

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-2.36%	-2.44%	2.07%
Admiral Shares	11/12/2001	-2.30	-2.38	2.13

See Financial Highlights for dividend and capital gains information.

12

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.9%)[1]
United States (67.6%)
Electric Utilities (1.2%)
	OGE Energy Corp.	3,529,461	113,543

Energy Equipment & Services (8.8%)
	Schlumberger Ltd.	4,615,524	371,642
	Halliburton Co.	4,347,616	189,817
	Patterson-UTI Energy Inc.	6,971,092	135,170
	Baker Hughes Inc.	2,589,945	123,877
	Ensco plc Class A	2,418,588	22,178
*	SEACOR Holdings Inc.	373,003	21,082
	Transocean Ltd.	204,346	2,246
			866,012
Oil, Gas & Consumable Fuels (57.1%)
	Integrated Oil & Gas (16.1%)
	Exxon Mobil Corp.	10,420,264	926,883
	Chevron Corp.	4,702,159	481,877
	Occidental Petroleum
	Corp.	2,462,214	184,001

	Oil & Gas Exploration & Production (34.0%)
	Pioneer Natural
	Resources Co.	3,543,081	575,999
	EOG Resources Inc.	3,582,127	292,660
*	Newfield Exploration Co.	5,233,755	226,622
	EQT Corp.	3,107,968	226,446
	Energen Corp.	3,931,179	186,259
	Cabot Oil & Gas Corp.	7,084,853	174,783
	Hess Corp.	3,238,438	173,742
*	Diamondback Energy Inc.	1,831,893	160,822
	QEP Resources Inc.	8,705,016	158,431
*	Antero Resources Corp.	5,433,012	142,291
*	Concho Resources Inc.	1,143,903	142,073
	ConocoPhillips	3,078,880	125,680
	Anadarko Petroleum
	Corp.	2,277,088	124,170
	Cimarex Energy Co.	907,924	108,969
	Marathon Oil Corp.	7,884,811	107,549

	Noble Energy Inc.	2,474,955	88,405
	Devon Energy Corp.	1,596,246	61,104
*	Continental Resources
	Inc.	1,216,701	53,596
*	WPX Energy Inc.	5,098,400	50,933
*	Synergy Resources Corp.	7,528,551	49,011
*	Parsley Energy Inc.
	Class A	1,593,901	45,442
	Apache Corp.	823,928	43,256
*	Rice Energy Inc.	1,821,512	42,478
*	Cobalt International
	Energy Inc.	3,620,372	5,394
	Range Resources Corp.	37,502	1,512

	Oil & Gas Refining & Marketing (3.7%)
	Marathon Petroleum
	Corp.	3,266,669	128,674
	Phillips 66	1,647,742	125,327
	Valero Energy Corp.	2,153,937	112,608

	Oil & Gas Storage & Transportation (3.3%)
	Spectra Energy Corp.	3,623,390	130,333
	Kinder Morgan Inc.	6,001,539	122,011
*	Cheniere Energy Inc.	909,300	38,036
	Targa Resources Corp.	890,616	33,184
	Williams Cos. Inc.	28,014	672
			5,651,233
Other (0.5%)
^,2	Vanguard Energy ETF	578,000	53,921
Total United States			6,684,709
International (29.3%)
Australia (1.0%)
	Oil Search Ltd.	11,029,601	60,441
	Santos Ltd.	11,932,187	40,790
	WorleyParsons Ltd.	339,354	1,943
	Woodside Petroleum Ltd.	15,530	317
			103,491
Austria (0.0%)
	OMV AG	84,948	2,269

13

Energy Fund

			Market
			Value•
		Shares	($000)
Brazil (0.6%)
*,^	Petroleo Brasileiro SA
	ADR	6,012,539	52,189
*	Petroleo Brasileiro SA	966,232	4,175
*	Petroleo Brasileiro SA
	Preference Shares	64,300	235
			56,599
Canada (7.3%)
	Suncor Energy Inc.
	(New York Shares)	5,110,310	137,518
	Canadian Natural
	Resources Ltd.
	(New York Shares)	4,359,983	131,802
	TransCanada Corp.
	(New York Shares)	1,861,267	86,270
	Cenovus Energy Inc.
	(New York Shares)	4,328,541	61,898
^	Crescent Point Energy
	Corp.	3,588,600	52,469
^	ARC Resources Ltd.	2,956,311	52,010
	Keyera Corp.	1,560,800	44,804
*	Seven Generations
	Energy Ltd. Class A	1,502,729	31,536
	Encana Corp.
	(New York Shares)	3,563,207	28,684
*	Seven Generations
	Energy Ltd.	1,309,400	27,368
^	PrairieSky Royalty Ltd.
	(Toronto Shares)	840,348	16,354
	Cameco Corp.	1,510,098	14,437
	Pembina Pipeline Corp.	327,100	9,540
	Canadian Natural
	Resources Ltd.	177,844	5,386
	Suncor Energy Inc.	165,702	4,460
	Enbridge Inc.	85,518	3,518
	Cenovus Energy Inc.	240,938	3,449
	TransCanada Corp.	71,117	3,298
	PrairieSky Royalty Ltd.	93,253	1,800
	Encana Corp.	126,002	1,013
*	Paramount Resources Ltd.
	Class A	21,498	202
			717,816
China (0.5%)
	PetroChina Co. Ltd. ADR	636,058	43,347
	China Petroleum
	& Chemical Corp.	6,049,600	4,339
	Kunlun Energy Co. Ltd.	2,752,000	2,093
	Huaneng Renewables
	Corp. Ltd.	6,160,000	1,977
	China Longyuan Power
	Group Corp. Ltd.	1,750,000	1,409
	CNOOC Ltd.	823,717	993
	PetroChina Co. Ltd.	452,000	310
			54,468
Colombia (0.4%)
*,^	Ecopetrol SA ADR	4,575,802	39,123

Denmark (0.0%)
Vestas Wind Systems A/S	56,780	3,970

Finland (0.0%)
Neste Oyj	69,447	2,636

France (2.8%)
TOTAL SA ADR	5,275,716	253,762
TOTAL SA	336,183	16,168
Technip SA	47,415	2,659
		272,589
Greece (0.0%)
Motor Oil Hellas Corinth
Refineries SA	67,448	789

Hungary (0.0%)
MOL Hungarian Oil
& Gas plc	36,638	2,299

India (2.3%)
Reliance Industries Ltd.	7,816,124	118,559
Power Grid Corp. of
India Ltd.	38,217,414	100,545
Indian Oil Corp. Ltd.	343,643	2,793
Bharat Petroleum Corp.
Ltd.	277,505	2,455
Hindustan Petroleum
Corp. Ltd.	129,497	2,437
GAIL India Ltd.	351,186	2,007
		228,796
Israel (0.0%)
* Oil Refineries Ltd.	3,301,179	1,190

Italy (2.1%)
Eni SPA ADR	5,235,705	160,474
Tenaris SA ADR	1,822,700	48,703
Eni SPA	235,939	3,619
		212,796
Japan (0.8%)
Inpex Corp.	9,053,500	71,974
JX Holdings Inc.	813,100	3,081
TonenGeneral Sekiyu KK	235,000	2,123
Idemitsu Kosan Co. Ltd.	106,700	2,089
Cosmo Energy Holdings
Co. Ltd.	143,000	1,575
		80,842
Malaysia (0.0%)
Petronas Dagangan Bhd.	161,100	922

Norway (0.2%)
*,^ DNO ASA	18,136,636	18,776
* Subsea 7 SA	186,960	2,020
*,^ Seadrill Ltd.	424,483	1,285
Statoil ASA	30,235	481
		22,562

14

Energy Fund

		Market
		Value•
	Shares	($000)
Poland (0.1%)
Polski Koncern Naftowy
ORLEN SA	151,412	2,426
* Grupa Lotos SA	239,891	1,801
Polskie Gornictwo
Naftowe i Gazownictwo
SA	781,377	1,084
		5,311
Portugal (1.7%)
Galp Energia SGPS SA	11,958,292	163,805

Russia (2.4%)
Rosneft PJSC GDR	27,233,977	132,423
Lukoil PJSC ADR	2,041,146	87,856
Gazprom PJSC ADR	949,310	3,889
AK Transneft OAO
Preference Shares	894	2,255
Tatneft PJSC ADR	71,907	2,048
Bashneft PJSC	37,734	1,658
Gazprom PJSC	453,804	946
Lukoil PJSC	16,448	716
Tatneft PAO	136,690	658
Rosneft OAO	60,170	297
		232,746
South Korea (0.1%)
SK Innovation Co. Ltd.	23,072	3,040
Doosan Heavy Industries
& Construction Co. Ltd.	95,683	2,250
S-Oil Corp.	32,401	2,231
GS Holdings Corp.	48,837	2,110
		9,631
Spain (0.1%)
* Repsol SA	290,111	3,675
Gamesa Corp.
Tecnologica SA	117,406	2,491
		6,166
Taiwan (0.0%)
Formosa Petrochemical
Corp.	879,000	2,501

Thailand (0.1%)
* PTT Exploration and
Production PCL (Local)	929,800	2,229
PTT PCL (Foreign)	220,000	2,105
* Thai Oil PCL	808,300	1,416
* PTT PCL	95,700	916
Thai Oil PCL (Foreign)	317,600	556
		7,222
United Kingdom (6.8%)
Royal Dutch Shell plc
ADR	8,123,002	420,690
BP plc ADR	5,970,863	205,398
BP plc	2,274,428	12,868

	Royal Dutch Shell plc
	Class B	471,540	12,542
	Royal Dutch Shell plc
	Class A (London Shares)	331,089	8,549
	Royal Dutch Shell plc
	Class A	247,382	6,444
	John Wood Group plc	251,906	2,204
	Petrofac Ltd.	203,926	2,016
			670,711
Total International			2,901,250
Total Common Stocks
(Cost $7,106,790)			9,585,959
Temporary Cash Investments (4.7%)[1]
Money Market Fund (2.1%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.561%	208,406,104	208,406

		Face
		Amount
		($000)
Repurchase Agreements (1.8%)
	RBS Securities, Inc.
	0.340%, 8/1/16 (Dated
	7/29/16, Repurchase
	Value $96,903,000,
	collateralized by U.S.
	Treasury Note/Bond
	3.125%, 5/15/21, with
	a value of $98,840,000)	96,900	96,900
	Societe Generale
	0.330%, 8/1/16 (Dated
	7/29/16, Repurchase
	Value $82,302,000,
	collateralized by
	Government National
	Mortgage Assn.
	3.300%–3.950%,
	2/15/55–4/15/57, and
	U.S. Treasury Note/
	Bond 1.625%–3.125%,
	7/31/19–5/15/21, with
	a value of $83,946,000)	82,300	82,300
			179,200
U.S. Government and Agency Obligations (0.8%)
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.476%, 8/12/16	2,000	2,000
5	Federal Home Loan
	Bank Discount Notes,
	0.390%, 9/7/16	75,000	74,977

15

Energy Fund

	Face	Market
	Amount	Value•
	($000)	($000)
5 Federal Home Loan
Bank Discount Notes,
0.531%, 10/21/16	100	100
6 United States Treasury Bill,
0.318%, 10/20/16	1,100	1,099
		78,176
Total Temporary Cash Investments
(Cost $465,775)		465,782
Total Investments (101.6%)
(Cost $7,572,565)		10,051,741

		Amount
		($000)
Other Assets and Liabilities (-1.6%)
Other Assets
Investment in Vanguard		813
Receivables for Investment
Securities Sold		26,400
Receivables for Accrued Income		11,543
Receivables for Capital Shares Issued		4,463
Other Assets		3,898
Total Other Assets		47,117
Liabilities
Payables for Investment Securities
Purchased		(5,223)
Payables to Investment Advisor		(4,217)
Collateral for Securities on Loan		(157,736)
Payables for Capital Shares Redeemed		(7,514)
Payables to Vanguard		(20,038)
Other Liabilities		(6,858)
Total Liabilities		(201,586)
Net Assets (100%)		9,897,272

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,165,182
Undistributed Net Investment Income	83,304
Accumulated Net Realized Losses	(832,728)
Unrealized Appreciation (Depreciation)
Investment Securities	2,479,176
Futures Contracts	2,322
Foreign Currencies	16
Net Assets	9,897,272

Investor Shares—Net Assets
Applicable to 66,392,772 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,268,575
Net Asset Value Per Share—
Investor Shares	$49.23

Admiral Shares—Net Assets
Applicable to 71,745,925 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,628,697
Net Asset Value Per Share—
Admiral Shares	$92.39

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $141,163,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 4.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $157,736,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $2,200,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Energy Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	117,843
Interest[2]	832
Securities Lending	5,120
Total Income	123,795
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,619
Performance Adjustment	1,695
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,427
Management and Administrative—Admiral Shares	3,443
Marketing and Distribution—Investor Shares	330
Marketing and Distribution—Admiral Shares	284
Custodian Fees	670
Shareholders’ Reports—Investor Shares	67
Shareholders’ Reports—Admiral Shares	28
Trustees’ Fees and Expenses	8
Total Expenses	15,571
Expenses Paid Indirectly	(84)
Net Expenses	15,487
Net Investment Income	108,308
Realized Net Gain (Loss)
Investment Securities Sold[2]	(286,377)
Futures Contracts	18,277
Foreign Currencies	(3,488)
Realized Net Gain (Loss)	(271,588)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,944,618
Futures Contracts	3,117
Foreign Currencies	89
Change in Unrealized Appreciation (Depreciation)	1,947,824
Net Increase (Decrease) in Net Assets Resulting from Operations	1,784,544
1 Dividends are net of foreign withholding taxes of $8,070,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $705,000, $384,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	108,308	216,759
Realized Net Gain (Loss)	(271,588)	(510,522)
Change in Unrealized Appreciation (Depreciation)	1,947,824	(1,688,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,784,544	(1,982,292)
Distributions
Net Investment Income
Investor Shares	—	(69,234)
Admiral Shares	—	(145,041)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions		(214,275)
Capital Share Transactions
Investor Shares	(24,054)	74,549
Admiral Shares	15,609	340,406
Net Increase (Decrease) from Capital Share Transactions	(8,445)	414,955
Total Increase (Decrease)	1,776,099	(1,781,612)
Net Assets
Beginning of Period	8,121,173	9,902,785
End of Period[1]	9,897,272	8,121,173
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $83,304,000 and ($21,516,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Energy Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$40.43	$51.53	$63.85	$62.66	$62.60	$69.20
Investment Operations
Net Investment Income	.530	1.096	1.276	1.291	1.336	1.072
Net Realized and Unrealized Gain (Loss)
on Investments	8.270	(11.118)	(9.436)	2.413	1.098	(3.949)
Total from Investment Operations	8.800	(10.022)	(8.160)	3.704	2.434	(2.877)
Distributions
Dividends from Net Investment Income	—	(1.078)	(1.206)	(1.277)	(1.340)	(1.102)
Distributions from Realized Capital Gains	—	—	(2.954)	(1.237)	(1.034)	(2.621)
Total Distributions	—	(1.078)	(4.160)	(2.514)	(2.374)	(3.723)
Net Asset Value, End of Period	$49.23	$40.43	$51.53	$63.85	$62.66	$62.60

Total Return[1]	21.77%	-19.53%	-13.16%	5.88%	4.07%	-3.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,269	$2,693	$3,334	$4,138	$5,340	$5,945
Ratio of Total Expenses to
Average Net Assets[2]	0.38%	0.37%	0.37%	0.38%	0.31%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.20%	1.84%	1.97%	2.15%	1.67%
Portfolio Turnover Rate	22%	23%	31%	17%	18%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.04%, (0.02%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Energy Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$75.85	$96.69	$119.83	$117.63	$117.52	$129.93
Investment Operations
Net Investment Income	1.021	2.113	2.479	2.530	2.586	2.101
Net Realized and Unrealized Gain (Loss)
on Investments	15.519	(20.872)	(17.726)	4.491	2.060	(7.432)
Total from Investment Operations	16.540	(18.759)	(15.247)	7.021	4.646	(5.331)
Distributions
Dividends from Net Investment Income	—	(2.081)	(2.351)	(2.500)	(2.595)	(2.159)
Distributions from Realized Capital Gains	—	—	(5.542)	(2.321)	(1.941)	(4.920)
Total Distributions	—	(2.081)	(7.893)	(4.821)	(4.536)	(7.079)
Net Asset Value, End of Period	$92.39	$75.85	$96.69	$119.83	$117.63	$117.52

Total Return[1]	21.81%	-19.48%	-13.11%	5.94%	4.14%	-3.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,629	$5,428	$6,569	$7,540	$6,778	$6,756
Ratio of Total Expenses to
Average Net Assets[2]	0.32%	0.31%	0.31%	0.32%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.26%	1.90%	2.03%	2.20%	1.73%
Portfolio Turnover Rate	22%	23%	31%	17%	18%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.04%, (0.02%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing

21

Energy Fund

agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

22

Energy Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI ACWI Energy Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $151,000 for the six months ended July 31, 2016.

For the six months ended July 31, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $1,695,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

23

Energy Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $813,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2016, these arrangements reduced the fund’s expenses by $84,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,684,709	—	—
Common Stocks—International	1,945,913	955,337	—
Temporary Cash Investments	208,406	257,376	—
Futures Contracts—Assets[1]	88	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	8,839,114	1,212,713	—
1 Represents variation margin on the last day of the reporting period.

F. At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	483	52,362	2,322

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

24

Energy Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2016, the fund realized net foreign currency losses of $3,488,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $555,042,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $7,572,565,000. Net unrealized appreciation of investment securities for tax purposes was $2,479,176,000, consisting of unrealized gains of $2,982,066,000 on securities that had risen in value since their purchase and $502,890,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended July 31, 2016, the fund purchased $1,220,098,000 of investment securities and sold $986,399,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2016		January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	401,332	8,959	1,000,377	20,740
Issued in Lieu of Cash Distributions	—	—	65,317	1,556
Redeemed	(425,386)	(9,178)	(991,145)	(20,374)
Net Increase (Decrease)—Investor Shares	(24,054)	(219)	74,549	1,922
Admiral Shares
Issued	614,002	7,226	1,661,392	18,288
Issued in Lieu of Cash Distributions	—	—	130,396	1,656
Redeemed	(598,393)	(7,041)	(1,451,382)	(16,322)
Net Increase (Decrease)—Admiral Shares	15,609	185	340,406	3,622

J. Management has determined that no material events or transactions occurred subsequent to
July 31, 2016, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2016	7/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,217.66	$2.10
Admiral Shares	1,000.00	1,218.06	1.76
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.97	$1.91
Admiral Shares	1,000.00	1,023.27	1.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

27

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group, and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. Fundamental research focuses on the quality of a company’s assets, its internal reinvestment opportunities, and management quality. The firm has advised the fund since the fund’s inception in 1984.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

28

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating	John J. Brennan
Officer (retired 2010) of Corning Incorporated	Chairman, 1996–2009
(communications equipment); Chairman of the	Chief Executive Officer and President, 1996–2008
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092016

Semiannual Report | July 31, 2016

Vanguard Precious Metals and Mining Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
Total
Returns
Vanguard Precious Metals and Mining Fund	102.54%
S&P Global Custom Metals and Mining Index	82.95
Precious Metals Equity Funds Average	117.30
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2016, Through July 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$6.22	$12.36	$0.161	$0.000

1

Chairman’s Letter

Dear Shareholder,

After an extended period of steep declines, the precious metals and mining sector rebounded dramatically in the six months ended July 31, 2016. Rising precious metals prices and a spike in demand for gold sent the industry soaring.

In this environment, Vanguard Precious Metals and Mining Fund returned 102.54%. The fund easily outpaced its benchmark, the Standard & Poor’s Global Custom Metals and Mining Index (+82.95%), but lagged the average return of its peers (+117.30%).

Although your fund’s most recent result is undoubtedly impressive, it should nevertheless be viewed with extreme caution. In this highly volatile segment, performance can turn quickly, and the peaks and valleys can be extreme. Take for example fiscal years 2008, 2009, and 2010: The fund returned 33.97%, –60.16%, and 77.75%, respectively. More recently, the fund has recorded negative returns for the last four fiscal years.

These tendencies are consistent with the dynamic variables inherent to the industry, including dramatic price spikes or declines, limited resources, government regulation, and geopolitical tumult—all of which have affected metals and mining stocks in recent years. Keep in mind also that the sector is a narrow segment, accounting for less than 5% of global stock market capitalization.

2

Because of its risk characteristics, the fund should be considered a complement to an already diversified portfolio with a long time horizon.

U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient over the half year, returning about 14%, although the global environment was far from tranquil.

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union. But the market quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

International stocks also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emerging-market stocks and those from developed Pacific markets recorded double-digit returns.

Bonds drew support given economic factors and low yields

The broad U.S. bond market advanced in each of the six months en route to returning 4.54%. With the stock market volatile at times, the global growth pace uncertain, and inflation low, investors sought safe-haven assets. Foreign investors flocked to U.S. Treasury debt amid exceptionally low or negative yields abroad.

Market Barometer

	Total Returns
	Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

CPI
Consumer Price Index	1.57%	0.84%	1.27%

3

The yield of the 10-year Treasury note closed July at 1.45%, down from 1.98% at the end of January. (Bond prices and yields move in opposite directions.)

The Federal Reserve has held its target for short-term interest rates at 0.25%–0.5% since raising it by a quarter percentage point last December. Money market funds and savings accounts stayed restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 12.31%. A number of foreign currencies strengthened against the dollar, but the bond returns were robust even without this currency benefit.

A larger stake in gold-oriented firms led to the fund’s triple-digit advance

Your fund invests in companies that are involved in the mining of, or exploration for, precious and rare metals and minerals. As I mentioned, the embattled sector experienced a significant rebound during the fiscal half year, amid increased demand and higher prices. Gold, in particular, did well.

Although prices of some other precious metals, such as silver (+42.6%) and platinum (+31.9%), had larger advances, gold (+20.8%) has a much larger market share, and an increase in its price can provide a huge boost to the precious metals and mining industry, just as it did over the period.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.35%	1.45%

The fund expense ratio shown is from the prospectus dated May 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2016, the fund’s annualized expense ratio was 0.44%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Precious Metals Equity Funds.

4

Demand for gold, long considered a safe haven during times of financial turmoil, surged as investors sought perceived safety amid uncertainty in the equity and fixed income markets. Gold-oriented stocks, such as those held by your fund, reaped the rewards.

Historically, relative to its benchmark and peers, your fund has been underweighted in stocks of companies whose businesses are closely tied to gold and other precious metals. More recently, the fund’s advisor, M&G Investment Management, has increased the portfolio’s holdings in this category above those of the benchmark. This change in allocation provided a significant boost to the fund’s absolute return, as well as to its performance relative to the index.

To accommodate the fund’s larger position in precious metals-related companies, the advisor trimmed the position in diversified metals and mining stocks—another move that helped boost performance in comparison to the benchmark. On average, these stocks accounted for about 15% of the fund’s holdings, compared with an average of about 40% in the benchmark. Despite producing generally strong results, diversified metals and mining stocks lagged the triple-digit returns that were common among gold stocks for the period.

For a more detailed discussion of the management of the fund, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix. Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

5

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target. It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2016

6

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned 102.54% for the six months ended July 31, 2016. It finished significantly ahead of its customized benchmark, which returned 82.95%, but lagged the 117.30% average return of its peers.

The markets

Global stock markets recovered from a troubled start to deliver positive returns for the six months. Despite turbulence surrounding the United Kingdom’s shocking vote in June to leave the European Union, investors’ appetite for risk quickly recovered, and markets resumed their upward momentum to end the period at the highest level of 2016.

At the beginning of the period, investors were worried about a potential U.S. recession and the strength of Chinese economic growth. Weak commodity prices also dampened investor sentiment. Confidence gradually improved as robust data suggested that the U.S. economic recovery was gaining momentum, although the Federal Reserve held off raising interest rates again (following its first hike in December 2015) in light of uncertainty. China’s economy appeared to stabilize, arguably with the support of government stimulus measures.

Precious metals performed well, with the prices of gold and silver surging to their highest levels since 2014. Gold benefited from investors’ demand for a perceived “safe haven” amid worries about Brexit, a potential banking crisis in Italy, and the prospect of persistent low—or, in some cases, negative—interest rates, coupled with quantitative easing programs in a number of economies.

Against the backdrop of rising commodity prices, mining companies—and precious metals producers in particular—experienced significant gains and were top performers.

The fund’s performance

After a challenging couple of years for commodities and mining companies, we were pleased to see such a strong rebound in share prices over the period. This helped the fund deliver an impressive absolute return of more than 100%. On a relative basis, the fund outperformed its customized benchmark by nearly 20 percentage points. The fund was a bit behind its precious metals fund peers, which are mainly composed of pure precious metals stocks. Your fund includes a few diversified mining companies, and it has less exposure to the more speculative names.

The main driver of the fund’s outperformance relative to the benchmark was its allocation to precious metals companies, which were by far the best-performing category. First Majestic Silver and Hochschild Mining both returned over 400%. Hochschild benefited from higher silver prices and better-than-expected operational performance, particularly at its new mine in Peru, as well as an improved political situation in Argentina with the election of President Mauricio Macri at the end of 2015.

7

B2Gold, a Canadian gold producer with assets in Africa, was another leading contributor as its share price bounced back after a weak period. Investors had been concerned that the miner would run into difficulties by developing a new project when gold prices were low. But with gold prices rising, we are more comfortable about the company’s financial position, and we believe the mine is an attractive asset. Similarly, investors’ concerns about the amount of leverage Yamana Gold had on its balance sheet during the period of declining prices have largely been set aside.

Alamos Gold, Kaminak Gold, and Acacia Mining also made positive contributions. The share price of Kaminak, a junior miner, was boosted by a takeover approach from Goldcorp, one of the world’s largest gold producers, which is also held in the portfolio.

Relative performance also was enhanced by avoiding U.K.-listed miner Rio Tinto, which, despite making gains, significantly underperformed the benchmark. Similarly, being underweighted in BHP Billiton added value.

In contrast, the biggest detractor from relative performance was the fund’s large overweight holding in Dominion Diamond. The diamond sector has suffered lately on concerns about a slowdown in consumer sentiment, especially for luxury goods. Dominion’s share price fell during the period after the company reported disappointing results. The diamond miner also was hurt by a fire at one of its mines, which led to a reduced production forecast.

One of our biggest disappointments was the U.K.-listed mining company Anglo American, which we had invested in for its De Beers diamond exposure. The stock was hurt by weakness in the diamond market, and we sold the position in its entirety. We also sold our holding in Petra Diamonds.

With investors preferring precious metals during the period, the fund’s large above-index position in Canadian copper miner Nevsun Resources also detracted from performance relative to the benchmark. Similarly, fertilizer company PotashCorp was a notable detractor.

Meanwhile, not holding some of the more speculative gold mining companies also hurt relative results, as they were among the period’s top performers.

Purchases and sales

We added a number of gold producers to the portfolio, including Barkerville Gold Mines and Kinross Gold. We remain positive on gold producers over diversified metals and mining companies, given the heightened market risks. Furthermore, we believe that gold companies are benefiting from lower energy costs and higher gold prices, together with a lower cost base, after recent cost-cutting initiatives. Combined, these factors should deliver higher cash flows over the next few years.

We also initiated a position in U.S.-based agribusiness Bunge. The company’s operations are linked to the agricultural commodity cycle, and we purchased the shares on an attractive valuation at the low end of this cycle. We regard Bunge as a

8

well-managed, cash-generative, geographically diverse business with a strong balance sheet.

In terms of sales, we closed out our position in Kirkland Lake Gold after the chief executive was replaced. We attach great importance to company management, strategy, and execution, and we will assess the new executive.

As previously mentioned, we sold our holdings in Anglo American and Petra Diamonds; our position in Lakeshore Gold was dissolved after the company was acquired.

Looking ahead

We continue to believe that the precious metals and mining stocks are the most attractive, and we remain overweighted in this subsector. The diversified miners are still going through the restructuring process and, in this respect, continue to lag the gold miners by about 21/2 years in the commodities cycle. For this reason, we are significantly underweighted in diversified metals and mining stocks compared with the benchmark.

We maintain that 2016 will be a good year for gold. A number of heightened market risks continue, including the forthcoming election in the United States, the troubled European banking system, and negative interest rate policies. Gold companies are benefiting from lower costs (specifically, energy) and a gold price that’s risen 25% since the start of 2016, which should lead to growth in free cash flow and a positive free cash flow yield for the next couple of years.

We will continue to implement our investment philosophy and process: maintaining a long-term approach and identifying high-quality companies with strong management teams, best-in-class assets, and costs that compare favorably with those of their competitors.

Jamie J. Horvat
Portfolio Manager

M&G Investment Management Limited

August 11, 2016

9

Precious Metals and Mining Fund

Fund Profile
As of July 31, 2016

Portfolio Characteristics
		S&P	DJ
		Global	U.S.
		Custom	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	71	221	3,839
Median Market Cap	$3.0B	$13.7B	$54.0B
Price/Earnings Ratio	-22.6x	-19.1x	23.5x
Price/Book Ratio	1.8x	1.5x	2.8x
Return on Equity	-0.4%	3.4%	16.3%
Earnings Growth
Rate	-10.2%	-15.9%	7.3%
Dividend Yield	0.9%	2.0%	2.0%
Foreign Holdings	90.7%	87.5%	0.0%
Turnover Rate
(Annualized)	22%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.35%	—	—
Short-Term
Reserves	1.2%	—	—

Subindustry Diversification (% of equity
exposure)
		S&P
		Global
		Custom
		Metals and
		Mining
	Fund	Index
Aluminum	0.0%	5.1%
Agricultural Products	0.9	0.0
Diversified Metals & Mining	11.1	44.7
Fertilizers & Agricultural
Chemicals	0.7	0.0
Gold	65.1	40.4
Precious Metals & Minerals	8.8	5.1
Silver	10.7	4.7
Specialty Chemicals	2.3	0.0
Other	0.4	0.0

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.94	0.03
Beta	1.00	0.49
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Agnico Eagle Mines Ltd. Gold		5.6%
Hochschild Mining plc	Silver	5.1
Barrick Gold Corp.	Gold	4.7
Randgold Resources Ltd. Gold		4.5
Newmont Mining Corp.	Gold	4.5
Acacia Mining plc	Gold	4.1
B2Gold Corp.	Gold	4.1
Nevsun Resources Ltd.	Diversified Metals &
	Mining	4.0
Tahoe Resources Inc.	Gold	3.8
Yamana Gold Inc.	Gold	3.7
Top Ten		44.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratio was 0.44%.

10

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016

Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	30.74%	-12.42%	-2.79%

See Financial Highlights for dividend and capital gains information.

11

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.9%)
Agricultural Products (0.9%)
	Bunge Ltd.	403,236	26,549

Diversified Metals & Mining (11.0%)
1	Nevsun Resources Ltd.	36,609,597	121,130
	Boliden AB	2,580,000	56,786
*	Lundin Mining Corp.	12,932,010	54,079
	BHP Billiton Ltd.	2,644,661	39,200
	BHP Billiton plc	2,530,120	31,901
	Antofagasta plc	3,358,480	22,229
*	Balmoral Resources Ltd.	5,552,174	4,125
*,1	Aguia Resources Ltd.	23,529,412	1,823
			331,273
Fertilizers & Agricultural Chemicals (0.7%)
	Potash Corp. of
	Saskatchewan Inc.	1,356,629	21,145

Gold (64.4%)
	Barrick Gold Corp.	6,534,215	142,838
^	Randgold Resources
	Ltd. ADR	1,162,627	136,737
	Newmont Mining Corp.	3,095,390	136,197
	Acacia Mining plc	16,812,622	124,369
	Agnico Eagle Mines
	Ltd. (New York Shares)	2,093,423	121,712
*,^	B2Gold Corp.	37,190,786	116,407
^	Franco-Nevada Corp.	1,397,403	107,642
*,1	SEMAFO Inc.	16,874,948	90,860
*	Kinross Gold Corp.	15,000,000	77,550
	Tahoe Resources Inc.
	(New York Shares)	4,678,633	72,800
	Yamana Gold Inc.
	(New York Shares)	12,445,517	71,064
	Royal Gold Inc.	723,226	61,142
^	Goldcorp Inc.
	(Toronto Shares)	3,415,891	61,037

	Alamos Gold Inc.
	(New York Shares)	5,612,430	52,420
	Agnico Eagle Mines Ltd.
	(Toronto Shares)	814,545	47,401
*,^	Pretium Resources Inc.	3,965,862	47,114
	Tahoe Resources Inc.
	(Toronto Shares)	2,689,463	41,753
	Yamana Gold Inc.
	(Toronto Shares)	7,291,086	41,714
*,^,1Roxgold Inc.		29,379,356	38,253
*,^,1Premier Gold Mines Ltd.		10,004,859	38,007
*	Asanko Gold Inc.	8,479,366	37,018
	Goldcorp Inc.
	(New York Shares)	1,974,450	35,303
	Alamos Gold Inc.
	(Toronto Shares)	3,627,542	33,868
	Eldorado Gold Corp.
	(New York Shares)	7,439,096	30,426
*,^	Torex Gold Resources
	Inc.	1,075,398	22,304
^	Osisko Gold Royalties
	Ltd.	1,634,820	21,712
*	Guyana Goldfields Inc.	3,019,501	19,426
*	Primero Mining Corp.	8,506,500	19,350
*	Saracen Mineral
	Holdings Ltd.	11,853,814	15,735
*	Alacer Gold Corp.	5,752,073	14,670
*	Perseus Mining Ltd.	25,753,128	12,742
	Endeavour Mining Corp.	630,058	12,243
*	Gold Road Resources
	Ltd.	21,692,756	11,280
*,^	Continental Gold Inc.	2,600,000	7,687
*	B2Gold Corp. (Toronto
	Shares)	1,860,800	5,829
*	Newmarket Gold Inc.	1,527,600	5,066
*	Beadell Resources Ltd.	8,529,590	3,388
	Eldorado Gold Corp.
	(Toronto Shares)	710,600	2,912

12

Precious Metals and Mining Fund

			Market
			Value•
		Shares	($000)
*	Osisko Gold Royalties
	Warrants Exp.
	02/26/2019	231,787	719
*	Primero Mining Corp.
	Warrants Exp.
	06/25/2018	638,250	391
*,1	Apex Minerals NL	55,654,166	—
			1,939,086
Other (0.3%)
*,2	Orezone Gold Corp. PP	5,000,000	4,032
*,2	Barkerville Gold Mines
	Ltd. PP	6,387,000	3,038
*	Dalradian Resources
	Warrants Exp.
	10/07/2017	22,812,500	2,097
*,2	Osisko Mining Inc. PP	500,000	851
*	Continental Gold Inc
	Warrants Exp.
	11/27/2017	450,000	—
*,2	Rescue Radio Corp.	15,955	—
			10,018
Precious Metals & Minerals (8.7%)
^,1	Dominion Diamond Corp.	8,061,001	74,025
	Fresnillo plc	2,637,666	67,498
*	Stillwater Mining Co.	3,173,012	48,547
	Lucara Diamond Corp.	8,331,525	25,716
*,1	Dalradian Resources Inc.	22,812,500	20,268
*	Mountain Province
	Diamonds Inc.	3,997,539	19,809
*,2	Osisko Mining Inc.
	(Placing)	3,350,000	5,704
*,^	Osisko Mining Inc.	203,200	384
			261,951
Silver (10.6%)
*,1	Hochschild Mining plc	43,296,137	153,838
*,^	First Majestic Silver
	Corp.	4,513,000	78,255
*	Fortuna Silver Mines Inc.	6,326,871	55,145
*,^	MAG Silver Corp.	1,424,523	22,366
*,1	Americas Silver Corp.	28,433,334	8,711
			318,315
Specialty Chemicals (2.3%)
	Umicore SA	773,783	44,771
	Johnson Matthey plc	554,463	24,029
			68,800
Total Common Stocks
(Cost $2,342,131)			2,977,137

		Market
		Value•
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	2,304
Total Precious Metals
(Cost $1,213)		2,304
Temporary Cash Investment (4.0%)
Money Market Fund (4.0%)
[3,4] Vanguard Market Liquidity
Fund, 0.561%
(Cost $121,764)	121,764,173	121,764
Total Investments (103.0%)
(Cost $2,465,108)		3,101,205
Other Assets and Liabilities (-3.0%)
Other Assets		5,947
Liabilities [4]		(97,264)
		(91,317)
Net Assets (100%)
Applicable to 243,434,864 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,009,888
Net Asset Value Per Share		$12.36

13

Precious Metals and Mining Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers [5]	2,432,526
Affiliated Vanguard Funds	121,764
Other Affiliated Issuers	546,915
Total Investments in Securities	3,101,205
Investment in Vanguard	217
Receivables for Capital Shares Issued	4,631
Receivables for Accrued Income	1,075
Other Assets	24
Total Assets	3,107,152
Liabilities
Collateral for Securities on Loan	84,168
Payables to Vanguard	5,970
Payables for Capital Shares Redeemed	4,648
Payables to Investment Advisor	1,279
Other Liabilities	1,199
Total Liabilities	97,264
Net Assets	3,009,888

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,293,437
Overdistributed Net Investment Income	(160,988)
Accumulated Net Realized Losses	(1,758,613)
Unrealized Appreciation (Depreciation)
Investment Securities [5]	636,097
Foreign Currencies	(45)
Net Assets	3,009,888

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $83,580,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Restricted securities totaling $13,625,000, representing 0.5% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $84,168,000 of collateral received for securities on loan.
5 Includes precious metals.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Dividends[1]	11,950
Interest	113
Securities Lending	652
Total Income	12,715
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,626
Performance Adjustment	779
The Vanguard Group—Note C
Management and Administrative	2,347
Marketing and Distribution	221
Custodian Fees	35
Shareholders’ Reports	24
Trustees’ Fees and Expenses	2
Total Expenses	5,034
Net Investment Income	7,681
Realized Net Gain (Loss)
Investment Securities Sold[2]	(151,349)
Foreign Currencies	(35)
Realized Net Gain (Loss)	(151,384)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,670,916
Foreign Currencies	(11)
Change in Unrealized Appreciation (Depreciation)	1,670,905
Net Increase (Decrease) in Net Assets Resulting from Operations	1,527,202
1 Dividends are net of foreign withholding taxes of $1,488,000.
2 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,681	40,401
Realized Net Gain (Loss)	(151,384)	(134,435)
Change in Unrealized Appreciation (Depreciation)	1,670,905	(655,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,527,202	(749,363)
Distributions
Net Investment Income	(39,022)	(32,309)
Realized Capital Gain	—	—
Total Distributions	(39,022)	(32,309)
Capital Share Transactions
Issued	595,418	631,267
Issued in Lieu of Cash Distributions	36,059	29,970
Redeemed	(574,290)	(501,592)
Net Increase (Decrease) from Capital Share Transactions	57,187	159,645
Total Increase (Decrease)	1,545,367	(622,027)
Net Assets
Beginning of Period	1,464,521	2,086,548
End of Period[1]	3,009,888	1,464,521
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($160,988,000) and ($129,612,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$6.22	$9.59	$10.38	$15.46	$22.14	$24.15
Investment Operations
Net Investment Income	. 032[1]	.175[1,2]	.130	.243[1]	.292	.334 [3]
Net Realized and Unrealized Gain (Loss)
on Investments [4]	6.269	(3.397)	(. 920)	(5.315)	(5.962)	(.760)
Total from Investment Operations	6.301	(3.222)	(.790)	(5.072)	(5.670)	(.426)
Distributions
Dividends from Net Investment Income	(.161)	(.148)	—	(. 007)	(.710)	(.123)
Distributions from Realized Capital Gains	—	—	—	—	(.300)	(1.461)
Return of Capital	—	—	—	(.001)	—	—
Total Distributions	(.161)	(.148)	—	(.008)	(1.010)	(1.584)
Net Asset Value, End of Period	$12.36	$6.22	$9.59	$10.38	$15.46	$22.14

Total Return[5]	102.54%	-34.07%	-7.61%	-32.82%	-26.13%	-0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,010	$1,465	$2,087	$2,302	$3,112	$4,415
Ratio of Total Expenses to
Average Net Assets[6]	0.44%	0.35%	0.29%	0.25%	0.26%	0.29%
Ratio of Net Investment Income to
Average Net Assets	0.67%	2.22%[2]	1.33%	2.10%	1.62%	1.54%[3]
Portfolio Turnover Rate	22%	8%	62%	34%	30%	22%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
3 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
4 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.00, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
5 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
6 Includes performance-based investment advisory fee increases (decreases) of 0.07%, (0.02%), (0.08%), (0.09%), (0.07%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain

18

Precious Metals and Mining Fund

the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the S&P Global Custom Metals and Mining Index for the preceding three years. For the six months ended July 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $779,000 (0.07%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $217,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

19

Precious Metals and Mining Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,351,826	625,311	—
Precious Metals	—	2,304	—
Temporary Cash Investments	121,764	—	—
Total	2,473,590	627,615	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2016, the fund realized net foreign currency losses of $35,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies had unrealized appreciation of $158,084,000 at July 31, 2016.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $1,607,297,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $2,623,192,000. Net unrealized appreciation of investment securities for tax purposes was $478,013,000, consisting of unrealized gains of $770,967,000 on securities that had risen in value since their purchase and $292,954,000 in unrealized losses on securities that had fallen in value since their purchase.

20

Precious Metals and Mining Fund

F. During the six months ended July 31, 2016, the fund purchased $293,520,000 of investment securities and sold $251,707,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2016	January 31, 2016
	Shares	Shares
	(000)	(000)
Issued	62,834	82,312
Issued in Lieu of Cash Distributions	4,303	3,349
Redeemed	(59,292)	(67,553)
Net Increase (Decrease) in Shares Outstanding	7,845	18,108

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds			July 31,
	2016		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Aguia Resources Ltd.	1,818	—	—	—	—	1,823
Americas Silver Corp.	—	6,529	—	—	—	8,711
Apex Minerals NL	—	—	—	—	—	—
Dalradian Resources Inc.	11,725	—	—	—	—	20,268
Dominion Diamond Corp.	86,371	—	355	1,369	—	74,025
Hochschild Mining plc	34,217	—	14,842	—	—	153,838
Kaminak Gold Corp. Class A	15,418	4,225	—	—	—	NA2
Nevsun Resources Ltd.	102,912	—	4,221	2,489	—	121,130
Premier Gold Mines Ltd.	17,783	—	—	—	—	38,007
Roxgold Inc.	13,223	4,555	—	—	—	38,253
SEMAFO Inc.	39,824	3,091	—	—	—	90,860
Vanguard Market Liquidity Fund	73,121	NA3	NA [3]	112	—	121,764
Total	396,412			3,970	—	668,679

1 Includes net realized gain (loss) on affiliated investment securities sold of ($26,626,000).
2 Not applicable—in July 2016, Kaminak Gold Corp. Class A merged into Goldcorp Inc. At July 31, 2016, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2016	7/31/2016	Period
Based on Actual Fund Return	$1,000.00	$2,025.39	$3.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.68	2.21
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory arrangement with M&G Investment Management Limited (M&G). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that M&G, founded in 1931, offers a broad range of investment products. M&G seeks to identify mining companies with high-quality reserves that can be mined profitably at low all-in sustaining costs, quality management teams with a track record of success in the industry, and expansion projects that will increase reserves and create value over the long-term. Valuation factors are also considered alongside technical factors such as ore quality and the efficiency of mine operations. M&G has advised the fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

25

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated	John J. Brennan
(communications equipment); Chairman of the	Chairman, 1996–2009
Board of Trustees of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092016

Semiannual Report | July 31, 2016

Vanguard Health Care Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
Total
Returns
Vanguard Health Care Fund
Investor Shares	11.00%
Admiral™ Shares	11.03
MSCI All Country World Health Care Index	11.60
Global Health/Biotechnology Funds Average	10.37
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2016, Through July 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$200.67	$217.28	$0.000	$4.857
Admiral Shares	84.64	91.67	0.000	2.049

1

Chairman’s Letter

Dear Shareholder,

Health care stocks rebounded strongly over the six months ended July 31, 2016, but didn’t keep pace with the broad U.S. market’s even sharper rally. Vanguard Health Care Fund returned 11.00% for Investor Shares, slightly behind its benchmark, the MSCI All Country World Health Care Index, but a bit ahead of the average return of its peers.

Health care stocks had retreated over the fiscal year ended January 31, with most of the downturn coming in its second half. In the most recent six months, health care stocks were strong across the board.

All groups in the sector produced gains, ranging from solid to sizable. The Health Care Fund’s advisor was most successful with its holdings among providers, equipment firms, and biotechnology companies, while its pharmaceutical holdings lagged those in the benchmark.

U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient over the half year, returning about 14%, although the global environment was far from tranquil.

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union. But the market quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

2

International stocks also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emergingmarket stocks and those from developed Pacific markets recorded doubledigit returns.

Bonds drew support given economic factors and low yields

The broad U.S. bond market advanced in each of the six months en route to returning 4.54%. With the stock market volatile at times and the global growth pace uncertain, investors sought safehaven assets. Foreign investors flocked to U.S. Treasury debt amid exceptionally low or negative yields abroad.

The yield of the 10year Treasury note closed July at 1.45%, down from 1.98% at the end of January. (Bond prices and yields move in opposite directions.)

The Federal Reserve has held its target for shortterm interest rates at 0.25%–0.5% since raising it by a quarter percentage point last December. Money market funds and savings accounts stayed restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 12.31%. A number of foreign currencies strengthened against the dollar, but the bond returns were robust even without this currency benefit.

Market Barometer

	Total Returns
	Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

CPI
Consumer Price Index	1.57%	0.84%	1.27%

3

Gains across subsectors buoyed the fund’s performance

Vanguard Health Care Fund’s outcome over the six months marked a welcome change from the preceding fiscal year, when the fund returned less than 1% after four straight years of doubledigit returns. The possibility of increased government regulation of pharmaceutical and biotechnology companies and the high valuations of biotech stocks troubled the sector during that period.

Longterm trends, though, have continued to favor the health care market, which has been boosted by greater consumption across the United States and the globe and by product and service innovations. Health care has become more accessible worldwide, and the aging population requires more care. Also, with health insurance mandated in the United States by the Affordable Care Act and expanded coverage options available, more people are seeking treatment.

Wellington Management Company, the fund’s advisor, has been effective over the years in enhancing its performance beyond the sector’s overall strength. The advisor has a significant allocation to largecapitalization companies for their stability and reliability, and it manages the fund with a valueoriented approach. Over the half year, largecap stocks trailed smallcaps, though Wellington’s stocks generally held their own against the benchmark overall.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.36%	0.31%	1.32%

The fund expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the fund’s annualized expense ratios were 0.37% for Investor Shares and 0.32% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Global Health/Biotechnology Funds.

4

In many reporting periods, Wellington’s pharmaceutical holdings have helped the fund outpace its benchmark, but that was not the case this time. Its pharmaceutical stocks, which averaged about 45% of fund assets during the period, rose about 7%, compared with about 9% for those in the benchmark.

Most of the relative shortfall was due to the fund’s minimal or zero exposure during the six months to some of the industry’s leading firms. Similarly, the fund’s health care technology and life sciences stocks climbed, but not as high as those of the benchmark.

These differences were largely offset by Wellington’s superior holdings among providers, equipment firms, and biotech companies. The fund’s equipment firms climbed about 25% and its health care distributors nearly 16%. Biotech companies bounced back as their growth prospects improved.

Of course, six months isn’t nearly enough time to measure longterm success, especially for a sector fund that tends to be much more volatile than the broader stock market. We believe that the Health Care Fund is best suited for helping to diversify a portfolio and for investors who can tolerate the fund’s inevitable highs and lows.

Consider rebalancing to manage your risk

After you’ve taken the time to carefully create an investment portfolio—with a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance—what next?

As stocks and bonds rise or fall over time, and your portfolio drifts from its original asset allocation, you should consider rebalancing back to your targets.

Just one year of outsized returns can throw your allocation out of whack. Take, for example, a year like 2013, when the broad stock market returned nearly 34% and the broad taxable bond market declined. A hypothetical simple portfolio that started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing means shifting dollars from assets that have performed well toward those that have fallen behind. That isn’t easy or intuitive—but it helps to manage

5

risk, because over time, riskier assets tend to grow faster. (You can read more about our approach in Best Practices for Portfolio Rebalancing, at vanguard.com/research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations shift about 5 percentage points from their targets.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a taxadvantaged retirement account, or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2016

6

Advisor’s Report

For the six months ended July 31, 2016, Vanguard Health Care Fund returned 11.00% for Investor Shares and 11.03% for Admiral Shares. It lagged the 11.60% return of its benchmark, the MSCI All Country World Health Care Index, but surpassed the 10.37% average return of global health/biotechnology funds.

The investment environment

We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma smallcap, biopharma midcap, and biopharma largecap. The other subsectors are health care services and medical technology.

Over the six months, medical technology was the top performer for the benchmark. Health care services stocks were secondbest, while biopharma stocks across all market capitalizations underperformed.

Biopharmaceutical stocks, which have been particularly strong in recent years, were hit hard during the period by a combination of negative sentiment and, in a handful of instances, disappointing clinical trial results, but they partly recovered toward the end of the period. A backlash over high drug prices took a toll on the sector, particularly on smallcap biotech companies, where, in several cases, more than 12 months’ worth of gains were wiped out.

Major Portfolio Changes
Six Months Ended July 31, 2016

Additions	Comments
Allergan	Allergan remains a unique largecap biopharmaceutical player
because of its differentiated, cashpay product portfolio. This stock significantly underperformed after its merger deal with Pfizer ended.
We liked the idea of a combined new company, but we have owned
Allergan since well before the deal announcement and think it remains extremely attractive on a standalone basis.
Regeneron Pharmaceuticals	We increased our stake in this U.S.based biopharmaceutical
company when the share price declined because of the outcome of a lawsuit between Regeneron and Amgen. Regeneron has
multiple avenues for success going forward, with a blockbuster drug treatment on the market for macular degeneration, as well as potential success with its antiPCSK9 drug for high cholesterol and its new atopic dermatitis drug, dupilumab.

Reductions	Comments
CVS Health	We eliminated CVS Health from the fund at what we believe was a fair valuation.
Pfizer	We eliminated our position amid the stock’s strong performance in early April after the potential Pfizer/Allergan merger was terminated.

7

This has been exacerbated by electionyear rhetoric, which has fueled volatility and negative money flows. Largecap biopharmaceutical companies were not immune to the unfavorable headlines, with the majority experiencing significant declines in the first quarter of 2016 and a relatively weak half year overall.

Our successes

Strong stock selection within the midcap biopharmaceutical and medical technology subsectors aided relative performance. By region, our underweighting of developed European markets outside the United Kingdom also helped.

Among midcap biopharmaceutical holdings, our position in Incyte stood out, returning about 29% for the period as the company posted solid firstquarter results and announced the acquisition of ARIAD’s European business. The fund’s relative results in the subsector were further driven by our decision to avoid certain stocks, including Valeant Pharmaceuticals, Perrigo, and Endo International.

In medical technology, our large position in Boston Scientific performed well. The company’s shares surged after it reported strong organic growth across its portfolio and a longterm path to increased operating leverage. In addition, our holdings in St. Jude Medical and Baxter International were relative contributors in the subsector. After spinning out its biopharmaceutical business, Baxter International’s management is focused on margin expansion, while St. Jude Medical rose on the announcement of its acquisition by Abbott Laboratories.

Managedcare leader UnitedHealth Group and biopharma largecap BristolMyers Squibb also performed well, aiding the fund’s relative performance. We believe that UnitedHealth Group is exceptionally wellpositioned to add market share in its core benefits business, and its Optum division is driving strong growth and margin expansion. UnitedHealth remains one of the fund’s largest positions. Growing enthusiasm for BristolMyers Squibb’s immunooncology combination—Opdivo and Yervoy—in firstline lung cancer treatment led the stock to outperform for the period.

Our shortfalls

Our stock selection was weaker in the largecap biopharmaceutical and health care services subsectors. The portfolio’s approximately 3% cash position in a relatively strong market environment for health care stocks also dragged on relative performance.

Among largecap biopharmaceutical companies, our positions in Allergan and Mylan hurt relative results the most, along with our avoidance of Johnson & Johnson, which performed strongly. Allergan’s stock declined after its merger deal with Pfizer was called off following the U.S. Treasury’s issuance of new limits on corporate tax inversions. Despite the deal’s unraveling, our view of Allergan’s standalone pipeline

8

and growth prospects remains positive, and we still hold a position. Mylan performed poorly given overall weakness among generic pharmaceutical companies.

In health care services, our positions in Cigna, Walgreens Boots Alliance, and athenahealth were relative detractors.

The fund’s positioning

We currently hold about 20% of the fund’s assets in nonU.S. investments, a level that has remained fairly stable over recent years. Our nonU.S. holdings are primarily domiciled in Japan, the United Kingdom, Switzerland, Belgium, Israel, and Denmark, but many of our holdings operate globally. We believe this strategy provides diversification for the fund’s shareholders over the long term.

The portfolio is distributed among 70 companies across all subsectors of health care; that figure is lower than a year ago as we consolidated our positioning during a time of intense volatility. At the period’s close, the fund’s ten largest holdings constituted a significant portion—approximately 44%—of its assets. We expect turnover to remain quite low. The fund’s 18% 12month turnover as of the end of July is within our normal range, although it may increase modestly when opportunities arise.

We remain enthusiastic about the longerterm fundamental outlook for health care stocks. We believe that innovation in biopharma is greater than at any other period we have witnessed. In addition, the industry is benefiting from the aging population of developed countries as well as the rising wealth of emergingmarket economies. Given our longer time horizon, we will use periods of market volatility to take advantage of longerterm themes, while remaining mindful of shorterterm risks.

In biopharmaceuticals, the largest part of our investment universe, we anticipate a future in which payers globally will rapidly adopt biosimilar products and will increasingly pressure undifferentiated products or drug classes that do not offer economic value, in order to fund and reward the highly innovative and novel treatments that serve society’s unmet needs. In fact, with innovation exploding, biopharmaceuticals could represent a larger share of the health care pie over the next decade.

We have focused on companies dedicated to discovering and delivering highly innovative new drug categories, such as immunooncology, which is changing the treatment of cancer; Alzheimer’s disease, which is ripe for meaningful advancement; and orphan diseases, which are becoming more manageable with novel delivery platforms, one example being ribonucleic acid (RNA) interference.

In health care services and medical technology, we remain focused on companies that will benefit from and/or

9

facilitate the transition to a valuebased health care system, initially in the United States but eventually worldwide.

In addition, the growing cost burden of, and likely significant changes to, health care systems globally will lead to a greater divergence between “winners” and “losers.” A health care world more focused on value and innovation will raise the bar for biopharmaceutical and medical technology companies. We believe this will create a particularly attractive environment for dedicated investors in the sector.

As always, a core tenet of our philosophy is the importance of using a longer time horizon to evaluate secular themes and trends, as well as individual companies,

on a global scale. This should enable our team to identify pockets of opportunity in health care that are best positioned to generate sustainable, innovationdriven, differentiated growth and value creation. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks, as we seek to generate strong riskadjusted returns for shareholders.

Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager

Wellington Management Company llp

August 16, 2016

10

Health Care Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.36%	0.31%
30-Day SEC Yield	0.93%	0.98%

Portfolio Characteristics
			DJ
			U.S.
		MSCI	Total
		ACWI	Market
		Health	FA
	Fund	Care	Index
Number of Stocks	71	168	3,839
Median Market Cap	$44.7B	$91.5B	$54.0B
Price/Earnings Ratio	33.0x	24.8x	23.5x
Price/Book Ratio	3.8x	3.8x	2.8x
Return on Equity	12.8%	18.9%	16.3%
Earnings Growth
Rate	5.2%	9.0%	7.3%
Dividend Yield	1.3%	1.9%	2.0%
Foreign Holdings	20.2%	39.8%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term Reserves	3.1%	—	—

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	15.8%	17.1%
Consumer Staples	1.3	0.0
Health Care Distributors	3.9	2.7
Health Care Equipment	11.3	13.0
Health Care Facilities	3.2	1.6
Health Care Services	0.9	3.5
Health Care Supplies	0.2	1.7
Health Care Technology	3.7	0.7
Life Sciences Tools & Services	3.3	3.3
Managed Health Care	11.5	6.2
Pharmaceuticals	44.9	50.2

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.90	0.60
Beta	1.01	0.85

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co. Pharmaceuticals		6.5%
UnitedHealth Group Inc.	Managed Health
	Care	6.3
Allergan plc	Pharmaceuticals	5.9
Merck & Co. Inc.	Pharmaceuticals	5.2
Eli Lilly & Co.	Pharmaceuticals	4.2
AstraZeneca plc	Pharmaceuticals	4.2
Medtronic plc	Health Care
	Equipment	3.2
Incyte Corp.	Biotechnology	2.9
McKesson Corp.	Health Care
	Distributors	2.8
Regeneron
Pharmaceuticals Inc.	Biotechnology	2.8
Top Ten		44.0%

The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
United Kingdom	5.1%
Switzerland	4.6
Belgium	1.8
Other	0.3
Subtotal	11.8%
Pacific
Japan	8.4%
North America
United States	79.1%
Middle East	0.7%

1 The expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.37% for Investor Shares and 0.32% for Admiral Shares.

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-4.88%	17.28%	11.71%
Admiral Shares	11/12/2001	-4.83	17.34	11.77

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.0%)
United States (76.8%)
Biotechnology (14.5%)
*,1	Incyte Corp.	16,227,748	1,463,905
*	Regeneron
	Pharmaceuticals Inc.	3,279,190	1,394,049
*,1	Vertex
	Pharmaceuticals Inc.	12,914,741	1,252,730
*	Biogen Inc.	3,842,963	1,114,190
	Amgen Inc.	4,597,355	790,883
*,1	Alnylam
	Pharmaceuticals Inc.	8,512,270	579,515
*,1	Alkermes plc	8,603,676	429,324
*,^,1Agios
	Pharmaceuticals Inc.	3,348,034	151,432
*,1	Prothena Corp. plc	2,150,294	118,374
*	Ironwood
	Pharmaceuticals Inc.
	Class A	4,522,387	63,901
			7,358,303
Food & Staples Retailing (1.3%)
	Walgreens Boots
	Alliance Inc.	8,048,160	637,817

Health Care Equipment & Supplies (10.5%)
	Medtronic plc	18,747,933	1,642,881
*	Boston Scientific Corp.	52,073,914	1,264,355
	St. Jude Medical Inc.	6,123,679	508,510
	Abbott Laboratories	10,508,900	470,273
	Baxter International Inc.	6,572,480	315,610
*	Hologic Inc.	7,306,800	281,239
	Becton Dickinson
	and Co.	1,548,936	272,613
	Stryker Corp.	2,235,700	259,967
*	Intuitive Surgical Inc.	275,950	191,995
	Dentsply Sirona Inc.	1,904,590	121,970
			5,329,413
Health Care Providers & Services (18.9%)
	UnitedHealth Group Inc.	22,413,854	3,209,664
	McKesson Corp.	7,165,280	1,394,077

	Cigna Corp.	7,533,631	971,537
	Aetna Inc.	8,174,089	941,737
*	HCA Holdings Inc.	11,682,053	901,037
	Cardinal Health Inc.	6,385,231	533,805
	Universal Health
	Services Inc. Class B	3,939,340	510,263
	Anthem Inc.	3,209,633	421,553
*,1	Envision Healthcare
	Holdings Inc.	10,993,895	270,340
*	WellCare Health
	Plans Inc.	1,189,900	127,081
*	Acadia Healthcare
	Co. Inc.	2,067,400	116,808
*	Team Health
	Holdings Inc.	2,445,100	99,858
*	MEDNAX Inc.	805,600	55,514
*	LifePoint Health Inc.	341,100	20,186
*	Community Health
	Systems Inc. CVR	18,834,700	79
			9,573,539
Health Care Technology (3.6%)
*,1	Cerner Corp.	16,949,730	1,057,494
*	IMS Health Holdings Inc.	9,956,380	298,891
*	athenahealth Inc.	1,883,780	240,728
*,1	Allscripts Healthcare
	Solutions Inc.	11,198,893	158,128
*,^	Inovalon Holdings Inc.
	Class A	2,748,060	51,169
			1,806,410
Life Sciences Tools & Services (3.1%)
	Thermo Fisher
	Scientific Inc.	4,097,300	650,815
*	Illumina Inc.	3,030,566	504,135
*	Quintiles Transnational
	Holdings Inc.	2,929,638	227,457
	Agilent Technologies Inc.	2,831,150	136,207
*	PAREXEL International
	Corp.	1,168,440	78,110
			1,596,724

13

Health Care Fund

			Market
			Value•
		Shares	($000)
Pharmaceuticals (24.9%)
	Bristol-Myers Squibb Co.	44,357,397	3,318,377
*	Allergan plc	11,806,839	2,986,540
	Merck & Co. Inc.	44,547,928	2,613,181
	Eli Lilly & Co.	25,959,710	2,151,800
*,1	Mylan NV	27,965,385	1,308,500
*,1	Medicines Co.	5,564,220	217,617
			12,596,015
Total United States			38,898,221
International (20.2%)
Belgium (1.8%)
1	UCB SA	11,342,503	887,486

Denmark (0.3%)
*	H Lundbeck A/S	3,563,634	144,860

Israel (0.7%)
	Teva Pharmaceutical
	Industries Ltd. ADR	6,356,700	340,084

Japan (8.1%)
	Eisai Co. Ltd.	14,110,475	825,061
	Shionogi & Co. Ltd.	15,755,454	817,201
	Astellas Pharma Inc.	38,758,400	645,782
	Chugai Pharmaceutical
	Co. Ltd.	14,574,200	544,659
	Takeda Pharmaceutical
	Co. Ltd.	10,005,000	445,805
	Ono Pharmaceutical
	Co. Ltd.	10,928,200	393,064
	Olympus Corp.	5,944,700	205,139
	Daiichi Sankyo Co. Ltd.	5,318,600	126,830
	Kyowa Hakko Kirin
	Co. Ltd.	6,291,000	109,915
			4,113,456
Switzerland (4.4%)
	Roche Holding AG	3,656,951	933,503
	Novartis AG	9,859,218	817,755
	Actelion Ltd.	2,233,722	395,663
	Roche Holding AG
	(Bearer)	376,066	96,806
			2,243,727
United Kingdom (4.9%)
	AstraZeneca plc	31,741,453	2,125,036
	Hikma
	Pharmaceuticals plc	6,461,134	224,981
	Smith & Nephew plc	8,976,157	147,650
			2,497,667
Total International			10,227,280
Total Common Stocks
(Cost $29,033,121)			49,125,501

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.1%)
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.561% 20,515,600		20,516

	Face
	Amount
	($000)
Repurchase Agreements (0.9%)
Bank of America Securities,
LLC 0.350%, 8/1/16 (Dated
7/29/16, Repurchase Value
$10,200,000, collateralized
by Government National
Mortgage Assn. 4.000%,
11/20/45, with a value of
$10,404,000)	10,200	10,200
Bank of Nova Scotia
0.320%, 8/1/16 (Dated
7/29/16, Repurchase Value
$20,301,000, collateralized
by U.S. Treasury Note/Bond
0.875%–1.625%, 7/15/18–
8/31/19, with a value of
$20,707,000)	20,300	20,300
Barclays Capital Inc.
0.320%, 8/1/16 (Dated
7/29/16, Repurchase Value
$65,902,000, collateralized
by U.S. Treasury Note/Bond
2.000%–2.500%, 11/30/20–
5/15/46, with a value of
$67,218,000)	65,900	65,900
BNP Paribas Securities
Corp. 0.350%, 8/1/16
(Dated 7/29/16, Repurchase
Value $24,001,000,
collateralized by Federal
Home Loan Mortgage
Corp. 2.394%–3.000%,
2/1/29–10/1/43, Federal
National Mortgage Assn.
2.218%–3.742%, 7/1/34–
5/1/46, and Government
National Mortgage Assn.
2.750%–4.000%, 4/20/40–
1/20/46, with a value of
$24,480,000)	24,000	24,000

14

Health Care Fund

		Face	Market
		Amount	Value•
		($000)	($000)
	HSBC Bank USA
	0.320%, 8/1/16 (Dated
	7/29/16, Repurchase
	Value $119,703,000,
	collateralized by Federal
	National Mortgage Assn.
	3.500%–5.000%, 8/1/38–
	3/1/46, with a value
	of $122,101,000)	119,700	119,700
	RBC Capital Markets LLC
	0.320%, 8/1/16 (Dated
	7/29/16, Repurchase Value
	$1,600,000, collateralized
	by Federal National
	Mortgage Assn. 3.000%–
	3.500%, 3/1/46–7/1/46,
	with a value of $1,632,000)	1,600	1,600
	Wells Fargo & Co.
	0.360%, 8/1/16 (Dated
	7/29/16, Repurchase Value
	$228,807,000, collateralized
	by Federal Home Loan
	Mortgage Corp. 3.000%,
	3/1/43, and Federal National
	Mortgage Assn. 3.000%,
	11/1/42, with a value of
	$233,376,000)	228,800	228,800
			470,500
U.S. Government and Agency Obligations (2.0%)
4	Federal Home Loan
	Bank Discount Notes,
	0.410%, 8/8/16	100,000	99,995
4	Federal Home Loan
	Bank Discount Notes,
	0.365%, 8/17/16	200,000	199,976
4	Federal Home Loan
	Bank Discount Notes,
	0.390%, 9/7/16	50,000	49,984
4	Federal Home Loan
	Bank Discount Notes,
	0.405%, 9/14/16	150,000	149,946
4	Federal Home Loan
	Bank Discount Notes,
	0.340%, 9/22/16	100,000	99,957
4	Federal Home Loan
	Bank Discount Notes,
	0.340%, 9/29/16	100,000	99,951
4	Federal Home Loan
	Bank Discount Notes,
	0.350%, 10/17/16	150,000	149,886
4	Federal Home Loan
	Bank Discount Notes,
	0.370%, 10/21/16	150,000	149,880
			999,575

	Face	Market
	Amount	Value•
	($000)	($000)
Commercial Paper (0.2%)
GE Capital Treasury
Services US LLC,
0.430%, 8/1/16	50,000	49,999
GE Capital Treasury
Services US LLC,
0.410%, 9/6/16	50,000	49,969
		99,968
Total Temporary Cash Investments
(Cost $1,590,518)		1,590,559
Total Investments (100.1%)
(Cost $30,623,639)		50,716,060
Other Assets and Liabilities (-0.1%)
Other Assets		131,101
Liabilities [3]		(182,554)
		(51,453)
Net Assets (100%)		50,664,607

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		42,800,699
Affiliated Vanguard Funds		20,516
Other Affiliated Issuers		7,894,845
Total Investments in Securities		50,716,060
Investment in Vanguard		3,915
Receivables for Investment
Securities Sold		24,243
Receivables for Accrued Income		93,375
Receivables for Capital Shares Issued		8,493
Other Assets		1,075
Total Assets		50,847,161
Liabilities
Payables for Investment
Securities Purchased		43,605
Collateral for Securities on Loan		20,516
Payables to Investment Advisor		21,709
Payables for Capital Shares Redeemed		23,828
Payables to Vanguard		51,816
Other Liabilities		21,080
Total Liabilities		182,554
Net Assets		50,664,607

15

Health Care Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	29,332,897
Undistributed Net Investment Income	168,267
Accumulated Net Realized Gains	1,072,186
Unrealized Appreciation (Depreciation)
Investment Securities	20,092,421
Foreign Currencies	(1,164)
Net Assets	50,664,607

Investor Shares—Net Assets
Applicable to 52,941,064 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,502,826
Net Asset Value Per Share—
Investor Shares	$217.28

Admiral Shares—Net Assets
Applicable to 427,201,396 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	39,161,781
Net Asset Value Per Share—
Admiral Shares	$91.67

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,424,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $20,516,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Dividends[1]	363,844
Interest	2,696
Securities Lending	1,886
Total Income	368,426
Expenses
Investment Advisory Fees—Note B
Basic Fee	34,453
Performance Adjustment	7,933
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,448
Management and Administrative—Admiral Shares	25,389
Marketing and Distribution—Investor Shares	1,063
Marketing and Distribution—Admiral Shares	1,062
Custodian Fees	445
Shareholders’ Reports—Investor Shares	109
Shareholders’ Reports—Admiral Shares	52
Trustees’ Fees and Expenses	34
Total Expenses	79,988
Net Investment Income	288,438
Realized Net Gain (Loss)
Investment Securities Sold	1,096,537
Foreign Currencies	205
Realized Net Gain (Loss)	1,096,742
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,689,498
Foreign Currencies	2,213
Change in Unrealized Appreciation (Depreciation)	3,691,711
Net Increase (Decrease) in Net Assets Resulting from Operations	5,076,891
1 Dividends are net of foreign withholding taxes of $14,914,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	288,438	449,895
Realized Net Gain (Loss)	1,096,742	3,464,015
Change in Unrealized Appreciation (Depreciation)	3,691,711	(3,823,799)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,076,891	90,111
Distributions
Net Investment Income
Investor Shares	—	(137,657)
Admiral Shares	—	(466,453)
Realized Capital Gain[1]
Investor Shares	(262,783)	(811,843)
Admiral Shares	(878,090)	(2,604,058)
Total Distributions	(1,140,873)	(4,020,011)
Capital Share Transactions
Investor Shares	(311,365)	67,555
Admiral Shares	(481,825)	5,352,587
Net Increase (Decrease) from Capital Share Transactions	(793,190)	5,420,142
Total Increase (Decrease)	3,142,828	1,490,242
Net Assets
Beginning of Period	47,521,779	46,031,537
End of Period[2]	50,664,607	47,521,779
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $416,632,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $168,267,000 and ($120,376,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$200.67	$216.14	$191.63	$152.58	$131.96	$124.30
Investment Operations
Net Investment Income	1.188	1.934	2.941	2.350	2.777	2.300
Net Realized and Unrealized Gain (Loss)
on Investments	20.279	.566	49.127	53.058	22.791	12.780
Total from Investment Operations	21.467	2.500	52.068	55.408	25.568	15.080
Distributions
Dividends from Net Investment Income	—	(2.611)	(2.115)	(2.357)	(2.757)	(2.237)
Distributions from Realized Capital Gains	(4.857)	(15.359)	(25.443)	(14.001)	(2.191)	(5.183)
Total Distributions	(4.857)	(17.970)	(27.558)	(16.358)	(4.948)	(7.420)
Net Asset Value, End of Period	$217.28	$200.67	$216.14	$191.63	$152.58	$131.96

Total Return[1]	11.00%	0.49%	28.15%	37.66%	19.59%	12.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,503	$10,916	$11,660	$9,905	$8,681	$8,462
Ratio of Total Expenses to
Average Net Assets[2]	0.37%	0.36%	0.34%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.17%	0.84%	1.44%	1.33%	1.94%	1.72%
Portfolio Turnover Rate	11%	18%	20%	21%	8%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03% for fiscal 2017 and 0.02% for fiscal 2016.
Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$84.64	$91.17	$80.84	$64.37	$55.68	$52.45
Investment Operations
Net Investment Income	.524	.868	1.290	1.040	1.211	1.005
Net Realized and Unrealized Gain (Loss)
on Investments	8.555	.236	20.715	22.378	9.605	5.392
Total from Investment Operations	9.079	1.104	22.005	23.418	10.816	6.397
Distributions
Dividends from Net Investment Income	—	(1.155)	(.942)	(1.042)	(1.201)	(.980)
Distributions from Realized Capital Gains	(2.049)	(6.479)	(10.733)	(5.906)	(.925)	(2.187)
Total Distributions	(2.049)	(7.634)	(11.675)	(6.948)	(2.126)	(3.167)
Net Asset Value, End of Period	$91.67	$84.64	$91.17	$80.84	$64.37	$55.68

Total Return[1]	11.03%	0.54%	28.20%	37.74%	19.65%	12.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,162	$36,606	$34,371	$24,821	$16,002	$12,968
Ratio of Total Expenses to
Average Net Assets[2]	0.32%	0.31%	0.29%	0.30%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.22%	0.89%	1.49%	1.38%	1.99%	1.77%
Portfolio Turnover Rate	11%	18%	20%	21%	8%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03% for fiscal 2017 and 0.02% for fiscal 2016.
Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

21

Health Care Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

22

Health Care Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Health Care Index since April 30, 2014. For the six months ended July 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $7,933,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $3,915,000, representing 0.01% of the fund’s net assets and 1.57% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	38,898,221	—	—
Common Stocks—International	340,084	9,887,196	—
Temporary Cash Investments	20,516	1,570,043	—
Total	39,258,821	11,457,239	—

23

Health Care Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2016, the fund realized net foreign currency gains of $205,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at January 31, 2016, the fund had available capital losses totaling $24,288,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $30,692,644,000. Net unrealized appreciation of investment securities for tax purposes was $20,023,416,000, consisting of unrealized gains of $20,798,178,000 on securities that had risen in value since their purchase and $774,762,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2016, the fund purchased $2,485,810,000 of investment securities and sold $4,178,174,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2016		January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	683,792	3,397	2,981,987	13,073
Issued in Lieu of Cash Distributions	250,538	1,295	905,320	4,073
Redeemed	(1,245,695)	(6,150)	(3,819,752)	(16,695)
Net Increase (Decrease)—Investor Shares	(311,365)	(1,458)	67,555	451
Admiral Shares
Issued	1,117,863	13,097	5,917,072	61,196
Issued in Lieu of Cash Distributions	805,614	9,873	2,816,045	30,054
Redeemed	(2,405,302)	(28,247)	(3,380,530)	(35,758)
Net Increase (Decrease)—Admiral Shares	(481,825)	(5,277)	5,352,587	55,492

24

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds			July 31,
	2016		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Agios Pharmaceuticals Inc.	107,433	29,244	—	—	—	151,432
Alkermes plc	260,756	14,598	—	—	—	429,324
Allscripts Healthcare
Solutions Inc.	154,321	—	—	—	—	158,128
Alnylam Pharmaceuticals Inc.	583,564	3,011	—	—	—	579,515
Cerner Corp.	NA2	26,968	—	—	—	1,057,494
Envision Healthcare Holdings Inc.	NA2	40,130	—	—	—	270,340
Incyte Corp.	953,139	177,331	—	—	—	1,463,905
Medicines Co.	192,299	—	—	—	—	217,617
Mylan NV	NA [2]	162,004	7,248	—	—	1,308,500
Prothena Corp. plc	NA2	17,203	—	—	—	118,374
UCB SA	914,626	46,090	—	11,510	—	887,486
Vanguard Market Liquidity Fund	12,794	NA [3]	NA [3]	—	—	20,516
Vertex Pharmaceuticals Inc.	NA2	128,652	—	—	—	1,252,730
Total	3,178,932			11,510	—	7,915,361

1 Includes net realized gain (loss) on affiliated investment securities sold of $2,857,000.
2 Not applicable—at January 31, 2016, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2016	7/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,109.96	$1.94
Admiral Shares	1,000.00	1,110.25	1.68
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.02	$1.86
Admiral Shares	1,000.00	1,023.27	1.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is aided by a team of experienced global industry analysts who cover health care industries. This health care team uses intensive fundamental analysis and deep knowledge of health care science and technology to identify companies with high-quality balance sheets, strong management, and the potential for new products that will lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: large-cap biotech/ pharmaceuticals, mid-cap biotech/pharmaceuticals, small-cap biotech/pharmaceuticals, health care services, and medical technology. Wellington Management has advised the fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated	John J. Brennan
(communications equipment); Chairman of the	Chairman, 1996–2009
Board of Trustees of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092016

Semiannual Report | July 31, 2016

Vanguard REIT Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangement.	32
Glossary.	33

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
Total
Returns
Vanguard REIT Index Fund
Investor Shares	22.28%
ETF Shares
Market Price	22.50
Net Asset Value	22.35
Admiral™ Shares	22.35
Institutional Shares	22.38
MSCI US REIT Index	22.42
Real Estate Funds Average	19.46

Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE
Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2016, Through July 31, 2016

			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$25.59	$30.69	$0.539	$0.000	$0.000
ETF Shares	77.05	92.39	1.683	0.000	0.000
Admiral Shares	109.19	130.94	2.384	0.000	0.000
Institutional Shares	16.90	20.27	0.370	0.000	0.000

Chairman’s Letter

Dear Shareholder,

After a negative result for the prior 12 months, real estate investment trusts (REITs) rebounded as income-hungry investors sought reliable income generators.

Vanguard REIT Index Fund posted a strong 22.28% return for Investor Shares for the six months ended July 31, 2016. The fund’s performance closely tracked its target index (+22.42%) and outperformed the average return of competing funds (+19.46%).

U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient over the half year, returning about 14%, although the global environment was far from tranquil.

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union, but the market quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

International equities also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emerging-market stocks and those from developed Pacific markets recorded double-digit returns.

Bonds drew support from economic factors and low yields

The broad U.S. bond market advanced in each of the six months en route to returning 4.54%. With the stock market volatile at times, the pace of global growth uncertain, and inflation low, investors sought safe-haven assets. Foreign investors flocked to U.S. Treasury debt amid exceptionally low or negative yields abroad.

The yield of the 10-year Treasury note closed July at 1.45%, down from 1.98% at the end of January. (Bond prices and yields move in opposite directions.)

The Federal Reserve has held its target for short-term interest rates at 0.25%–0.5% since raising it by a quarter of a percentage point last December. Money market funds and savings accounts continued to be restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 12.31%. A number of foreign currencies strengthened against the dollar, but returns were robust even without this currency benefit.

Market Barometer

	Total Returns
	Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

CPI
Consumer Price Index	1.57%	0.84%	1.27%

Yield-hungry investors helped restart REIT rally

A combination of economic trends and monetary policies exerted downward pressure on interest rates over the past six months, causing bond yields to fall in the United States and in many international markets. As a result, investors gravitated toward assets that generated regular income, including REITs, which are required to pay out at least 90% of their income as investor dividends.

Falling rates can also benefit REITs because lower capital costs can increase their profit margins, particularly in a growing economy. Although the U.S. economy’s growth rate has not been robust, it has avoided a recession for seven consecutive years. And the real estate sector has enjoyed a healthy rebound from the financial crisis of 2008–2009.

Consequently, all subsets of the REIT market posted double-digit returns for the period. The best result came from industrial REITs. Although the subsector is the second-smallest in the REIT arena, it had an outsized impact with its 42% return. Industrial REITs were aided by the expansion of warehouse and distribution centers needed to accommodate the growth in U.S. online sales.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.12%	0.12%	0.10%	1.30%

The fund expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the fund’s annualized expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for
Admiral Shares, and 0.10% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters
Company, and captures information through year-end 2015.

Peer group: Real Estate Funds.

Other outperforming subsectors included diversified REITs (+35%) and health care REITs (+29%). Diversified REITs manage a variety of property types, most of which rode the wave of REIT enthusiasm. The health care subsector was helped by the expectation that expanded insurance coverage for an aging U.S. population would continue to increase demand for services.

Hotel and resort REITs (+26%) also did well, boosted by optimism about consumers’ appetite for travel this year—probably at least partly because of below-average summer fuel prices. The largest subsector, retail REITs, returned about 22% and had the largest impact on the portfolio’s overall performance because of its size (about a quarter of the fund’s assets). Consumer spending rose at a modest clip, and demand for commercial real estate remained healthy; this caused vacancies to fall and rents to rise, bolstering the market.

Two subsectors, specialized REITs (+14%) and residential REITs (+13%), turned in healthy, but below-average, results relative to the sector overall.

Whether a fund is indexed or active, low costs and talent matter

If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. Depending on your goals, it could well be both.

Vanguard is a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low-cost, and as their assets grow, we can take advantage of the economies of scale by further reducing expense ratios. That allows you to keep more of your fund’s returns.

But low costs aren’t the whole story. Talent and experience are vital no matter a fund’s management style.

When it comes to indexing, portfolio managers in our Equity Index and Fixed Income Groups have honed their expertise over decades. That knowledge helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2016

REIT Index Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGSIX	VNQ	VGSLX	VGSNX
Expense Ratio[1]	0.26%	0.12%	0.12%	0.10%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		MSCI US	FA
	Fund REIT Index		Index
Number of Stocks	150	149	3,839
Median Market Cap	$12.0B	$12.0B	$54.0B
Price/Earnings Ratio	36.5x	36.5x	23.5x
Price/Book Ratio	2.7x	2.7x	2.8x
Return on Equity	8.1%	8.1%	16.3%
Earnings Growth
Rate	18.4%	18.4%	7.3%
Dividend Yield	3.5%	3.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term
Reserves	0.1%	—	—

Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.5%	7.5%
Health Care REITs	12.6	12.6
Hotel & Resort REITs	5.2	5.2
Industrial REITs	6.2	6.2
Office REITs	12.6	12.6
Residential REITs	14.9	14.9
Retail REITs	24.9	24.9
Specialized REITs	16.1	16.1

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.20
Beta	1.00	0.61

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	8.0%
Public Storage	Specialized REITs	4.0
Prologis Inc.	Industrial REITs	3.3
Welltower Inc.	Health Care REITs	3.2
Equinix Inc.	Specialized REITs	2.9
Ventas Inc.	Health Care REITs	2.9
AvalonBay Communities
Inc.	Residential REITs	2.9
Equity Residential	Residential REITs	2.8
Boston Properties Inc.	Office REITs	2.5
General Growth
Properties Inc.	Retail REITs	2.1
Top Ten		34.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and
0.10% for Institutional Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	23.75%	12.29%	7.46%
ETF Shares	9/23/2004
Market Price		23.92	12.43	7.59
Net Asset Value		23.93	12.43	7.59
Admiral Shares	11/12/2001	23.93	12.44	7.59
Institutional Shares	12/2/2003	23.94	12.47	7.62

See Financial Highlights for dividend and capital gains information.

REIT Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Real Estate Investment Trusts (100.0%)[1]
Diversified REITs (7.5%)
2	VEREIT Inc.	66,186,525	732,023
2	WP Carey Inc.	7,646,339	555,506
2	Spirit Realty Capital Inc.	36,587,297	500,148
2	Liberty Property Trust	11,258,302	465,869
	Forest City Realty Trust
	Inc. Class A	18,573,716	439,268
2	STORE Capital Corp.	11,675,925	364,172
2	Gramercy Property
	Trust	32,370,841	323,385
2	Washington REIT	5,617,780	192,634
2	NorthStar Realty
	Finance Corp.	14,203,932	190,333
	Empire State Realty
	Trust Inc.	8,733,623	183,319
2	Lexington Realty Trust	16,301,113	177,193
2	PS Business Parks Inc.	1,561,471	173,151
2	Cousins Properties Inc.	15,467,996	164,579
2	Select Income REIT	5,162,111	143,300
2	American Assets Trust
	Inc.	2,624,112	120,394
^,2	Global Net Lease Inc.	13,011,634	113,592
2	Investors Real Estate
	Trust	9,434,937	62,459
2	First Potomac Realty
	Trust	4,474,090	45,233
2	Whitestone REIT	2,079,510	33,626
2	One Liberty Properties
	Inc.	967,017	24,195
2	RAIT Financial Trust	7,032,794	22,294
2	Winthrop Realty Trust	2,379,616	21,750
			5,048,423
Health Care REITs (12.6%)
2	Welltower Inc.	27,345,645	2,169,330
2	Ventas Inc.	25,877,245	1,970,811
2	HCP Inc.	35,845,725	1,406,228
2	Omega Healthcare
	Investors Inc.	14,486,082	499,770

2	Senior Housing
	Properties Trust	18,285,381	406,118
2	Healthcare Trust of
	America Inc. Class A	10,049,877	342,198
2	Healthcare Realty Trust
	Inc.	8,828,928	319,254
2	Medical Properties Trust
	Inc.	18,231,373	286,233
2	National Health
	Investors Inc.	2,958,062	232,415
2	Physicians Realty Trust	10,086,205	219,072
2	Care Capital Properties
	Inc.	6,455,922	190,966
2	LTC Properties Inc.	2,889,615	154,681
2	Sabra Health Care REIT
	Inc.	5,020,729	120,046
2	New Senior Investment
	Group Inc.	6,007,772	72,033
2	CareTrust REIT Inc.	4,395,041	63,508
2	Universal Health Realty
	Income Trust	974,996	58,178
			8,510,841
Hotel & Resort REITs (5.2%)
2	Host Hotels & Resorts
	Inc.	57,924,950	1,027,589
2	Hospitality Properties
	Trust	11,669,432	372,372
^,2	Apple Hospitality REIT
	Inc.	12,755,599	259,832
2	LaSalle Hotel Properties	8,699,088	239,660
2	RLJ Lodging Trust	9,598,852	227,877
2	Sunstone Hotel
	Investors Inc.	16,637,249	221,275
2	Ryman Hospitality
	Properties Inc.	3,554,151	199,885
2	Pebblebrook Hotel Trust	5,540,681	164,281
2	Xenia Hotels & Resorts
	Inc.	8,600,491	154,465
2	DiamondRock
	Hospitality Co.	15,460,921	151,826

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Chesapeake Lodging
	Trust	4,629,640	116,991
2	Summit Hotel Properties
	Inc.	6,688,376	94,841
2	Chatham Lodging Trust	2,950,199	70,746
2	FelCor Lodging Trust
	Inc.	10,213,463	64,856
2	Hersha Hospitality Trust
	Class A	3,425,361	64,739
2	Ashford Hospitality
	Trust Inc.	7,358,944	43,859
2	Ashford Hospitality
	Prime Inc.	1,975,209	29,707
			3,504,801
Industrial REITs (6.2%)
2	Prologis Inc.	40,407,334	2,201,796
2	Duke Realty Corp.	26,634,181	766,798
2	DCT Industrial Trust Inc.	6,813,285	342,163
2	First Industrial Realty
	Trust Inc.	8,998,686	265,191
2	EastGroup Properties Inc.	2,494,889	183,674
2	STAG Industrial Inc.	5,251,529	133,284
2	Rexford Industrial
	Realty Inc.	4,980,151	113,846
2	Terreno Realty Corp.	3,344,690	93,150
2	Monmouth Real Estate
	Investment Corp.	4,459,553	61,631
			4,161,533
Office REITs (12.6%)
2	Boston Properties Inc.	11,826,546	1,680,907
2	Vornado Realty Trust	13,068,321	1,403,538
2	SL Green Realty Corp.	7,704,251	907,715
2	Alexandria Real Estate
	Equities Inc.	5,650,129	634,509
2	Kilroy Realty Corp.	7,105,248	520,175
2	Highwoods Properties
	Inc.	7,400,031	412,330
2	Douglas Emmett Inc.	10,777,940	409,993
2	Hudson Pacific
	Properties Inc.	8,271,609	279,663
*,2	Equity Commonwealth	9,213,145	276,579
2	Piedmont Office Realty
	Trust Inc. Class A	11,172,766	245,130
2	Paramount Group Inc.	13,069,614	230,417
2	Brandywine Realty Trust 13,466,531		227,180
2	Columbia Property Trust
	Inc.	9,035,599	219,565
2	Corporate Office
	Properties Trust	7,281,071	218,141
2	Mack-Cali Realty Corp.	6,554,502	184,837
^,2	Government Properties
	Income Trust	5,478,381	130,714
2	New York REIT Inc.	12,713,998	121,292
2	Parkway Properties Inc.	6,452,167	112,074
2	Franklin Street Properties
	Corp.	6,943,106	89,011

2	Tier REIT Inc.	3,682,161	64,180
2	Easterly Government
	Properties Inc.	2,370,025	48,562
2	NorthStar Realty Europe
	Corp.	4,861,520	44,969
			8,461,481
Residential REITs (14.9%)
2	AvalonBay Communities
	Inc.	10,549,130	1,958,446
2	Equity Residential	28,115,687	1,911,586
2	Essex Property Trust
	Inc.	5,036,654	1,177,973
2	UDR Inc.	20,184,062	751,453
2	Mid-America Apartment
	Communities Inc.	5,808,241	615,790
2	Camden Property Trust	6,693,409	599,662
2	Apartment Investment
	& Management Co.	12,058,099	554,311
2	American Campus
	Communities Inc.	10,044,101	543,084
2	Equity LifeStyle
	Properties Inc.	6,188,067	508,907
2	Sun Communities Inc.	4,666,340	369,341
	American Homes 4
	Rent Class A	13,070,937	283,639
2	Post Properties Inc.	4,131,698	262,735
2	Education Realty Trust
	Inc.	4,806,301	231,375
2	Monogram Residential
	Trust Inc.	12,191,966	130,576
	Colony Starwood Homes	3,169,089	103,819
2	Silver Bay Realty Trust
	Corp.	2,645,513	47,672
			10,050,369
Retail REITs (24.9%)
2	Simon Property Group
	Inc.	23,824,984	5,409,224
2	General Growth
	Properties Inc.	44,168,992	1,411,199
2	Realty Income Corp.	19,282,008	1,378,085
2	Kimco Realty Corp.	31,855,516	1,022,562
2	Federal Realty
	Investment Trust	5,364,626	910,377
2	Macerich Co.	9,761,823	871,145
2	Regency Centers Corp.	7,515,691	638,308
2	National Retail Properties
	Inc.	10,983,885	583,903
2	Brixmor Property Group
	Inc.	18,547,556	526,751
2	DDR Corp.	23,909,497	471,973
2	Weingarten Realty
	Investors	9,067,211	391,613
2	Taubman Centers Inc.	4,638,435	375,342
2	Retail Properties of
	America Inc.	18,270,918	322,116

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Tanger Factory Outlet
	Centers Inc.	7,383,537	308,189
	Equity One Inc.	7,095,492	236,067
2	Urban Edge Properties	7,648,371	228,763
2	Acadia Realty Trust	5,428,216	204,427
2	Kite Realty Group Trust	6,425,784	195,408
2	Retail Opportunity
	Investments Corp.	8,150,633	186,079
2	WP Glimcher Inc.	14,276,394	181,025
2	CBL & Associates
	Properties Inc.	13,129,195	161,358
2	Pennsylvania REIT	5,334,914	135,720
2	Ramco-Gershenson
	Properties Trust	6,099,370	121,011
2	Agree Realty Corp.	1,791,358	90,858
^,2	Seritage Growth
	Properties Class A	1,716,133	85,910
	Alexander’s Inc.	176,977	75,971
	Saul Centers Inc.	980,090	65,833
	Urstadt Biddle Properties
	Inc. Class A	2,181,946	53,894
^,2	Cedar Realty Trust Inc.	6,549,075	52,655
2	Getty Realty Corp.	2,060,408	46,812
	Urstadt Biddle Properties
	Inc.	69,255	1,489
			16,744,067
Specialized REITs (16.1%)
2	Public Storage	11,340,387	2,709,445
2	Equinix Inc.	5,314,915	1,981,772
2	Digital Realty Trust Inc.	11,489,681	1,200,212
2	Extra Space Storage Inc.	9,557,168	822,108
2	Iron Mountain Inc.	19,434,730	800,905
2	Gaming and Leisure
	Properties Inc.	14,288,615	511,961
2	EPR Properties	4,874,778	409,579
2	CubeSmart	13,531,184	402,011
2	Sovran Self Storage Inc.	3,501,168	358,415
2	CyrusOne Inc.	5,423,919	297,339
2	Corrections Corp. of
	America	9,028,839	289,374
2	DuPont Fabros
	Technology Inc.	5,642,817	269,896
2	QTS Realty Trust Inc.
	Class A	3,604,385	206,351
2	GEO Group Inc.	5,752,141	199,082
	CoreSite Realty Corp.	2,361,295	194,878
2	Four Corners Property
	Trust Inc.	4,380,318	95,097
2	National Storage
	Affiliates Trust	2,594,317	55,440
			10,803,865
Total Real Estate Investment Trusts
(Cost $51,522,831)			67,285,380

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[3,4] Vanguard Market
Liquidity Fund,
0.561%	113,686,269	113,686

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
United States
Treasury Bill,
0.391%, 8/4/16	3,100	3,100
Total Temporary Cash Investments
(Cost $116,786)		116,786
Total Investments (100.1%)
(Cost $51,639,617)		67,402,166
Other Assets and Liabilities (-0.1%)
Other Assets		100,852
Liabilities [4]		(201,496)
		(100,644)
Net Assets (100%)		67,301,522

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		1,641,277
Affiliated Vanguard Funds		113,686
Other Affiliated Issuers		65,647,203
Total Investments in Securities		67,402,166
Investment in Vanguard		5,124
Receivables for Accrued Income		58,564
Receivables for Capital Shares Issued		36,672
Other Assets		492
Total Assets		67,503,018
Liabilities
Payables for Investment Securities
Purchased		112,801
Collateral for Securities on Loan		40,779
Payables for Capital Shares Redeemed		19,020
Payables to Vanguard		28,896
Total Liabilities		201,496
Net Assets		67,301,522

REIT Index Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	51,578,269
Overdistributed Net Investment Income	(249,568)
Accumulated Net Realized Gains	209,490
Unrealized Appreciation (Depreciation)
Investment Securities	15,762,549
Swap Contracts	782
Net Assets	67,301,522

Investor Shares—Net Assets
Applicable to 99,395,320 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,050,382
Net Asset Value Per Share—
Investor Shares	$30.69

ETF Shares—Net Assets
Applicable to 395,295,552 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	36,523,008
Net Asset Value Per Share—
ETF Shares	$92.39

Amount
($000)
Admiral Shares—Net Assets
Applicable to 147,799,187 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,353,488
Net Asset Value Per Share—
Admiral Shares	$130.94

Institutional Shares—Net Assets
Applicable to 413,209,628 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,374,644
Net Asset Value Per Share—
Institutional Shares	$20.27

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $39,668,000.
* Non-income-producing security.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $40,779,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Dividends	869,502
Interest	124
Securities Lending	745
Total Income	870,371
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,215
Management and Administrative—Investor Shares	3,145
Management and Administrative—ETF Shares	15,554
Management and Administrative—Admiral Shares	8,391
Management and Administrative—Institutional Shares	3,203
Marketing and Distribution—Investor Shares	293
Marketing and Distribution—ETF Shares	954
Marketing and Distribution—Admiral Shares	753
Marketing and Distribution—Institutional Shares	91
Custodian Fees	328
Shareholders’ Reports—Investor Shares	43
Shareholders’ Reports—ETF Shares	520
Shareholders’ Reports—Admiral Shares	84
Shareholders’ Reports—Institutional Shares	36
Trustees’ Fees and Expenses	18
Total Expenses	35,628
Net Investment Income	834,743
Realized Net Gain (Loss)
Capital Gain Distributions Received	331,291
Investment Securities Sold	597,567
Futures Contracts	757
Swap Contracts	8,763
Realized Net Gain (Loss)	938,378
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,073,071
Swap Contracts	3,662
Change in Unrealized Appreciation (Depreciation)	10,076,733
Net Increase (Decrease) in Net Assets Resulting from Operations	11,849,854

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	834,743	1,425,510
Realized Net Gain (Loss)	938,378	2,873,988
Change in Unrealized Appreciation (Depreciation)	10,076,733	(8,494,863)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,849,854	(4,195,365)
Distributions
Net Investment Income
Investor Shares	(53,496)	(72,647)
ETF Shares	(626,173)	(728,106)
Admiral Shares	(336,324)	(407,189)
Institutional Shares	(148,781)	(184,580)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Return of Capital
Investor Shares	—	(31,917)
ETF Shares	—	(319,892)
Admiral Shares	—	(178,898)
Institutional Shares	—	(81,095)
Total Distributions	(1,164,774)	(2,004,324)
Capital Share Transactions
Investor Shares	(78,209)	(257,705)
ETF Shares	3,806,213	836,661
Admiral Shares	1,220,229	1,058,869
Institutional Shares	225,634	773,129
Net Increase (Decrease) from Capital Share Transactions	5,173,867	2,410,954
Total Increase (Decrease)	15,858,947	(3,788,735)
Net Assets
Beginning of Period	51,442,575	55,231,310
End of Period[1]	67,301,522	51,442,575
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($249,568,000) and $71,700,000.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.59	$28.73	$22.37	$22.66	$20.50	$18.99
Investment Operations
Net Investment Income	.385	.711	.645	.579	.514	.442
Net Realized and Unrealized Gain (Loss)
on Investments	5.254	(2.851)	6.650	.025	2.393	1.722
Total from Investment Operations	5.639	(2.140)	7.295	.604	2.907	2.164
Distributions
Dividends from Net Investment Income	(.539)	(.695)	(.624)	(.626)	(.514)	(.439)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(.305)	(.311)	(.268)	(.233)	(.215)
Total Distributions	(.539)	(1.000)	(.935)	(.894)	(.747)	(.654)
Net Asset Value, End of Period	$30.69	$25.59	$28.73	$22.37	$22.66	$20.50

Total Return[1]	22.28%	-7.44%	33.29%	2.78%	14.45%	11.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,050	$2,621	$3,231	$2,482	$2,817	$2,565
Ratio of Total Expenses to
Average Net Assets	0.26%	0.26%	0.26%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.77%	2.66%	2.56%	2.51%	2.39%	2.30%
Portfolio Turnover Rate[2]	7%	11%	8%	11%	9%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$77.05	$86.49	$67.36	$68.24	$61.72	$57.17
Investment Operations
Net Investment Income	1.221	2.217	2.011	1.814	1.613	1.384
Net Realized and Unrealized Gain (Loss)
on Investments	15.802	(8.533)	20.038	.097	7.250	5.216
Total from Investment Operations	17.023	(6.316)	22.049	1.911	8.863	6.600
Distributions
Dividends from Net Investment Income	(1.683)	(2.170)	(1.947)	(1.955)	(1.612)	(1.375)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(.954)	(.972)	(.836)	(.731)	(.675)
Total Distributions	(1.683)	(3.124)	(2.919)	(2.791)	(2.343)	(2.050)
Net Asset Value, End of Period	$92.39	$77.05	$86.49	$67.36	$68.24	$61.72

Total Return	22.35%	-7.31%	33.41%	2.93%	14.64%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,523	$27,007	$29,487	$18,528	$16,983	$10,410
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.91%	2.80%	2.70%	2.65%	2.53%	2.44%
Portfolio Turnover Rate[1]	7%	11%	8%	11%	9%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$109.19	$122.58	$95.46	$96.70	$87.47	$81.03
Investment Operations
Net Investment Income	1.729	3.142	2.852	2.569	2.285	1.960
Net Realized and Unrealized Gain (Loss)
on Investments	22.405	(12.105)	28.403	.148	10.263	7.385
Total from Investment Operations	24.134	(8.963)	31.255	2.717	12.548	9.345
Distributions
Dividends from Net Investment Income	(2.384)	(3.076)	(2.758)	(2.772)	(2.283)	(1.948)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(1.351)	(1.377)	(1.185)	(1.035)	(.957)
Total Distributions	(2.384)	(4.427)	(4.135)	(3.957)	(3.318)	(2.905)
Net Asset Value, End of Period	$130.94	$109.19	$122.58	$95.46	$96.70	$87.47

Total Return[1]	22.35%	-7.30%	33.46%	2.94%	14.63%	11.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,353	$15,029	$15,725	$7,987	$7,399	$5,612
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.91%	2.80%	2.70%	2.65%	2.53%	2.44%
Portfolio Turnover Rate[2]	7%	11%	8%	11%	9%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.90	$18.97	$14.78	$14.97	$13.54	$12.54
Investment Operations
Net Investment Income	.268	.489	.444	.400	.356	.305
Net Realized and Unrealized Gain (Loss)
on Investments	3.472	(1.870)	4.390	.025	1.590	1.148
Total from Investment Operations	3.740	(1.381)	4.834	.425	1.946	1.453
Distributions
Dividends from Net Investment Income	(.370)	(.479)	(.430)	(.431)	(.355)	(.304)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(.210)	(.214)	(.184)	(.161)	(.149)
Total Distributions	(.370)	(.689)	(.644)	(.615)	(.516)	(.453)
Net Asset Value, End of Period	$20.27	$16.90	$18.97	$14.78	$14.97	$13.54

Total Return[1]	22.38%	-7.27%	33.43%	2.97%	14.66%	12.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,375	$6,785	$6,788	$3,922	$3,185	$2,324
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.93%	2.82%	2.72%	2.67%	2.55%	2.46%
Portfolio Turnover Rate[2]	7%	11%	8%	11%	9%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

REIT Index Fund

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at July 31, 2016.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended July 31, 2016, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

REIT Index Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

8. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

REIT Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $5,124,000, representing 0.01% of the fund’s net assets and 2.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	67,285,380	—	—
Temporary Cash Investments	113,686	3,100	—
Swap Contracts—Assets	782	—	—
Total	67,399,848	3,100	—

REIT Index Fund

D. At July 31, 2016, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
Empire State Realty Trust Inc.	10/19/16	GSBUSA	10,004	(0.479%)	782
GSBUSA—Goldman Sachs Bank USA.

At July 31, 2016, the counterparty had deposited in segregated accounts securities with a value of $1,724,000 in connection with amounts due to the fund for open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2016, the fund realized $657,721,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Realized gains of $8,763,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $62,404,000 to offset future net capital gains. Of this amount, $49,403,000 is subject to expiration on January 31, 2018. Capital losses of $13,001,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $51,639,617,000. Net unrealized appreciation of investment securities for tax purposes was $15,762,549,000, consisting of unrealized gains of $16,417,770,000 on securities that had risen in value since their purchase and $655,221,000 in unrealized losses on securities that had fallen in value since their purchase.

REIT Index Fund

F. During the six months ended July 31, 2016, the fund purchased $9,012,234,000 of investment securities and sold $3,659,070,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,700,675,000 and $1,723,311,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2016		January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	297,642	10,645	559,943	20,973
Issued in Lieu of Cash Distributions	50,443	1,823	98,734	3,809
Redeemed	(426,294)	(15,508)	(916,382)	(34,822)
Net Increase (Decrease)—Investor Shares	(78,209)	(3,040)	(257,705)	(10,040)
ETF Shares
Issued	5,372,650	63,761	8,300,504	104,710
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,566,437)	(19,000)	(7,463,843)	(95,100)
Net Increase (Decrease)—ETF Shares	3,806,213	44,761	836,661	9,610
Admiral Shares
Issued	2,206,602	18,576	3,269,367	28,897
Issued in Lieu of Cash Distributions	299,523	2,535	524,621	4,749
Redeemed	(1,285,896)	(10,951)	(2,735,119)	(24,294)
Net Increase (Decrease)—Admiral Shares	1,220,229	10,160	1,058,869	9,352
Institutional Shares
Issued	927,045	50,108	1,828,326	104,466
Issued in Lieu of Cash Distributions	138,247	7,561	244,166	14,282
Redeemed	(839,658)	(45,967)	(1,299,363)	(75,011)
Net Increase (Decrease)—Institutional Shares	225,634	11,702	773,129	43,737

REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
January 31,			Proceeds			July 31,
	2016		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	170,801	24,258	9,559	1,933	654	204,427
Agree Realty Corp.	52,050	19,459	3,209	1,231	—	90,858
Alexandria Real Estate Equities
Inc.	416,568	65,554	27,499	6,574	1,284	634,509
American Assets Trust Inc.	91,654	11,756	4,600	1,014	18	120,394
American Campus Communities
Inc.	344,896	109,316	25,434	3,741	1,854	543,084
American Homes 4 Rent Class A	183,983	24,845	46,239	692	—	NA2
American Residential Properties
Inc.	37,742	330	262	—	—	NA2
Apartment Investment &
Management Co. Class A	445,234	58,174	28,787	1,244	6,359	554,311
Apple Hospitality REIT Inc.	221,790	27,363	15,087	6,724	321	259,832
Ashford Hospitality Prime Inc.	22,738	2,681	3,447	440	—	29,707
Ashford Hospitality Trust Inc.	38,693	4,381	2,089	—	150	43,859
AvalonBay Communities Inc.	1,658,413	254,833	96,559	17,095	10,330	1,958,446
Boston Properties Inc.	1,298,614	175,226	89,381	12,313	2,497	1,680,907
Brandywine Realty Trust	167,964	22,055	14,986	2,900	361	227,180
Brixmor Property Group Inc.	—	165,835	22,090	7,246	—	526,751
Camden Property Trust	482,237	64,858	32,858	5,460	4,208	599,662
Campus Crest Communities Inc.	32,564	227	33,252	—	—	—
Care Capital Properties Inc.	181,040	19,327	8,206	6,987	—	190,966
CareTrust REIT Inc.	34,305	15,195	2,572	1,302	—	63,508
CBL & Associates Properties Inc.	133,340	16,204	8,207	6,696	—	161,358
Cedar Realty Trust Inc.	37,071	10,715	1,687	35	—	52,655
Chatham Lodging Trust	52,607	6,518	2,947	1,804	37	70,746
Chesapeake Lodging Trust	109,064	13,098	5,941	3,431	—	116,991
Columbia Property Trust Inc.	192,576	22,361	13,442	3,492	—	219,565
CoreSite Realty Corp.	140,593	22,330	9,016	2,390	—	NA3
Corporate Office Properties Trust	153,354	22,277	10,981	2,245	1,164	218,141
Corrections Corp. of America	245,510	33,650	16,664	7,563	—	289,374
Cousins Properties Inc.	129,102	17,879	12,323	2,406	5	164,579
CubeSmart	385,206	57,621	19,251	4,552	901	402,011
CyrusOne Inc.	168,756	49,891	13,417	2,088	—	297,339

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds			July 31,
	2016		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
DCT Industrial Trust Inc.	230,020	32,811	15,654	3,622	113	342,163
DDR Corp.	383,192	50,716	23,308	1,585	424	471,973
DiamondRock Hospitality Co.	121,225	16,244	8,061	3,028	360	151,826
Digital Realty Trust Inc.	791,470	192,303	48,894	17,218	2,012	1,200,212
Douglas Emmett Inc.	299,109	39,720	17,478	1,505	—	409,993
Duke Realty Corp.	505,731	72,965	35,446	3,535	5,402	766,798
DuPont Fabros Technology Inc.	157,777	48,779	12,520	5,118	—	269,896
Easterly Government Properties
Inc.	—	25,036	828	776	—	48,562
EastGroup Properties Inc.	125,524	17,724	8,281	2,658	80	183,674
Education Realty Trust Inc.	177,424	23,159	11,510	3,066	2	231,375
EPR Properties	252,113	61,872	14,694	7,095	—	409,579
Equinix Inc.	1,507,139	263,249	97,258	17,138	—	1,981,772
Equity Commonwealth	241,186	28,685	21,055	—	—	276,579
Equity LifeStyle Properties Inc.	384,029	52,950	25,442	4,532	490	508,907
Equity Residential	2,042,285	228,750	116,178	38,263	198,975	1,911,586
Essex Property Trust Inc.	1,019,484	132,127	75,099	12,824	2,774	1,177,973
Extra Space Storage Inc.	770,152	143,231	42,514	11,377	51	822,108
Federal Realty Investment Trust	758,676	98,263	44,810	9,562	129	910,377
FelCor Lodging Trust Inc.	68,987	7,639	5,387	403	—	64,856
First Industrial Realty Trust Inc.	165,937	34,390	11,643	2,866	343	265,191
First Potomac Realty Trust	41,900	3,951	2,141	491	69	45,233
Four Corners Property Trust Inc.	—	78,162	3,012	2,012	—	95,097
Franklin Street Properties Corp.	64,052	7,936	3,521	1,904	100	89,011
Gaming and Leisure Properties
Inc.	173,869	251,748	7,483	11,113	299	511,961
General Growth Properties Inc.	—	147,897	80,051	12,565	3,775	1,411,199
GEO Group Inc.	160,673	21,543	10,634	9,257	—	199,082
Getty Realty Corp.	34,742	4,480	2,023	746	246	46,812
Global Net Lease Inc.	86,098	11,939	5,884	3,499	—	113,592
Government Properties Income
Trust	71,036	11,134	4,818	2,863	384	130,714
Gramercy Property Trust	223,553	31,840	15,592	6,859	—	323,385
HCP Inc.	1,209,735	142,329	66,222	35,429	1,657	1,406,228
Healthcare Realty Trust Inc.	212,202	64,151	12,372	1,706	796	319,254
Healthcare Trust of America Inc.
Class A	259,182	40,761	15,777	4,440	—	342,198
Hersha Hospitality Trust Class A	54,991	10,610	5,358	1,668	—	64,739

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			July 31,
	2016		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Highwoods Properties Inc.	289,601	43,219	15,963	4,746	801	412,330
Hospitality Properties Trust	260,007	35,769	17,658	11,195	—	372,372
Host Hotels & Resorts Inc.	756,975	108,093	54,364	16,872	5,438	1,027,589
Hudson Pacific Properties Inc.	140,618	92,755	9,978	1,303	—	279,663
Inland Real Estate Corp.	70,486	1,647	71,409	285	—	—
Investors Real Estate Trust	59,539	6,583	4,436	719	304	62,459
Iron Mountain Inc.	401,371	208,425	34,098	15,507	—	800,905
Kilroy Realty Corp.	374,829	51,495	25,774	3,254	507	520,175
Kimco Realty Corp.	817,371	107,708	53,825	4,259	7,666	1,022,562
Kite Realty Group Trust	160,639	14,834	4,787	2,918	147	195,408
LaSalle Hotel Properties	182,397	23,778	12,182	7,457	83	239,660
Lexington Realty Trust	113,445	16,488	8,392	2,710	37	177,193
Liberty Property Trust	319,745	45,393	30,906	7,506	2,346	465,869
LTC Properties Inc.	112,602	22,698	5,578	2,266	215	154,681
Macerich Co.	763,505	94,181	95,196	6,469	6,260	871,145
Mack-Cali Realty Corp.	128,020	18,144	7,874	1,406	148	184,837
Medical Properties Trust Inc.	187,231	29,556	12,741	5,942	154	286,233
Mid-America Apartment
Communities Inc.	514,589	67,926	34,472	8,618	479	615,790
Monmouth Real Estate
Investment Corp.	41,025	7,828	2,071	439	91	61,631
Monogram Residential Trust Inc.	100,378	13,395	6,441	1,762	—	130,576
National Health Investors Inc.	157,530	35,799	10,138	4,187	423	232,415
National Retail Properties Inc.	420,011	80,505	23,291	7,505	81	583,903
National Storage Affiliates Trust	—	55,096	433	381	—	55,440
New Senior Investment Group Inc.	57,894	6,829	9,676	2,101	—	72,033
New York REIT Inc.	121,559	14,797	6,224	925	19	121,292
NorthStar Realty Europe Corp.	39,755	9,213	2,549	1,350	—	44,969
NorthStar Realty Finance Corp.	157,525	25,024	13,498	7,396	—	190,333
Omega Healthcare Investors Inc.	426,777	57,691	22,917	12,538	—	499,770
One Liberty Properties Inc.	19,954	2,505	2,367	435	354	24,195
Paramount Group Inc.	189,849	34,894	10,396	1,628	—	230,417
Parkway Properties Inc.	82,026	10,829	4,767	1,313	101	112,074
Pebblebrook Hotel Trust	127,666	16,867	8,240	4,054	—	164,281
Pennsylvania REIT	98,553	12,823	6,040	95	—	135,720
Physicians Realty Trust	131,251	54,415	9,776	3,049	—	219,072
Piedmont Office Realty Trust Inc.
Class A	203,823	24,428	19,937	1,913	1,048	245,130

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			July 31,
	2016		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Post Properties Inc.	227,617	27,843	18,040	1,245	2,512	262,735
Prologis Inc.	1,505,298	215,873	106,306	8,702	23,861	2,201,796
PS Business Parks Inc.	127,430	17,728	8,380	2,249	—	173,151
Public Storage	2,712,576	339,494	171,851	38,134	—	2,709,445
QTS Realty Trust Inc. Class A	130,933	46,244	9,434	2,289	—	206,351
RAIT Financial Trust	16,910	2,239	938	504	218	22,294
Ramco-Gershenson Properties
Trust	98,454	12,360	5,979	2,135	64	121,011
Realty Income Corp.	953,458	194,029	57,550	15,622	—	1,378,085
Regency Centers Corp.	495,998	83,294	31,150	5,550	624	638,308
Retail Opportunity Investments
Corp.	132,869	27,646	7,047	1,551	111	186,079
Retail Properties of America Inc.	267,703	33,658	16,797	3,567	—	322,116
Rexford Industrial Realty Inc.	50,087	38,233	4,580	1,181	24	113,846
RLJ Lodging Trust	174,044	22,355	19,958	6,128	—	227,877
Rouse Properties Inc.	51,719	4,990	1,660	—	—	—
Ryman Hospitality Properties Inc.	157,637	20,739	10,495	4,829	204	199,885
Sabra Health Care REIT Inc.	87,029	11,630	5,511	1,696	89	120,046
Select Income REIT	92,154	13,662	6,456	4,316	760	143,300
Senior Housing Properties Trust	250,111	39,021	19,000	8,017	582	406,118
Seritage Growth Properties
Class A	70,269	9,131	12,812	878	—	85,910
Silver Bay Realty Trust Corp.	34,765	4,330	1,894	—	—	47,672
Simon Property Group Inc.	4,193,915	569,001	289,920	70,898	1,976	5,409,224
SL Green Realty Corp.	700,929	89,370	43,025	5,308	5,361	907,715
Sovran Self Storage Inc.	319,859	89,656	20,008	6,024	—	358,415
Spirit Realty Capital Inc.	336,675	76,057	24,099	7,392	1,104	500,148
STAG Industrial Inc.	83,885	11,496	4,905	2,278	23	133,284
STORE Capital Corp.	—	166,201	13,672	5,145	—	364,172
Summit Hotel Properties Inc.	63,978	8,421	3,563	693	—	94,841
Sun Communities Inc.	252,039	79,506	17,825	2,064	1,045	369,341
Sunstone Hotel Investors Inc.	185,934	24,685	12,082	1,319	284	221,275
Tanger Factory Outlet Centers
Inc.	223,094	30,972	15,212	4,203	45	308,189
Taubman Centers Inc.	314,608	37,878	22,343	4,727	1	375,342
Terreno Realty Corp.	66,683	12,600	3,690	1,159	—	93,150
Tier REIT Inc.	48,720	10,128	2,324	1,271	—	64,180
UDR Inc.	678,523	84,792	43,677	8,387	3,207	751,453

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds			July 31,
	2016		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Universal Health Realty Income
Trust	46,780	5,671	2,543	1,044	167	58,178
Urban Edge Properties	175,563	23,159	11,307	2,936	—	228,763
Vanguard Market Liquidity Fund	229,188	NA4	NA [4]	115	—	113,686
Ventas Inc.	1,331,908	204,079	82,891	34,637	1,171	1,970,811
VEREIT Inc.	507,748	73,159	71,660	16,541	1,447	732,023
Vornado Realty Trust	1,091,975	144,746	73,793	5,285	2,642	1,403,538
Washington REIT	125,120	27,984	8,507	1,893	81	192,634
Weingarten Realty Investors	298,894	39,981	20,100	4,157	2,105	391,613
Welltower Inc.	1,593,124	225,586	99,038	38,545	5,775	2,169,330
Whitestone REIT	21,604	3,048	1,367	680	120	33,626
Winthrop Realty Trust	29,655	2,735	1,336	—	—	21,750
WP Carey Inc.	420,341	56,821	28,243	13,967	75	555,506
WP Glimcher Inc.	122,417	16,334	7,625	6,770	—	181,025
Xenia Hotels & Resorts Inc.	112,932	21,048	6,673	4,445	—	154,465
	49,463,656			869,300	331,004	65,760,889

1 Includes net realized gain (loss) on affiliated investment securities sold of $546,474,000.
2 Not applicable—in March 2016, American Residential Properties Inc. merged with American Homes 4 Rent Class A.
3 Not applicable—at July 31, 2016, the security was still held, but issuer was no longer an affiliated company of the fund.
4 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	1/31/2016	7/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,222.76	$1.44
ETF Shares	1,000.00	1,223.50	0.66
Admiral Shares	1,000.00	1,223.52	0.66
Institutional Shares	1,000.00	1,223.80	0.55
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.57	$1.31
ETF Shares	1,000.00	1,024.27	0.60
Admiral Shares	1,000.00	1,024.27	0.60
Institutional Shares	1,000.00	1,024.37	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period
(182/366).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money
Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Investment Services, Inc. (investment advisors).	Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated	John J. Brennan
(communications equipment); Chairman of the	Chairman, 1996–2009
Board of Trustees of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
Who Are Deaf or Hard of Hearing> 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092016

Semiannual Report | July 31, 2016

Vanguard Dividend Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
Total
Returns
Vanguard Dividend Growth Fund	10.65%
NASDAQ US Dividend Achievers Select Index	13.35
Large-Cap Core Funds Average	11.90
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2016, Through July 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$21.78	$23.83	$0.202	$0.057

1

Chairman’s Letter

Dear Shareholder,

Dividend-paying stocks produced solid results over the six months ended July 31, 2016, but didn’t keep pace with the broad U.S. market’s even stronger rally.

For the fiscal half year, Vanguard Dividend Growth Fund returned 10.65%. Although it was a robust six-month result, the fund’s performance trailed that of both its benchmark, the NASDAQ US Dividend Achievers Select Index, and the average return of its large-capitalization core peers.

Each of the eight industry sectors in which the fund invests posted positive results. The advisor’s stock selections in information technology, consumer discretionary, and financials weighed most on the fund’s performance relative to its benchmark. The fund’s holdings in consumer staples and health care helped.

The fund’s 30-day SEC yield fell from 2.01% at the start of the period to 1.91% at the end.

Please note that on July 28, the Dividend Growth Fund closed to new investors, although it remains open for additional investments from current shareholders. The closure is intended to help the fund’s advisor, Wellington Management Company, maintain its disciplined investment approach in deploying the fund’s assets. The fund’s solid long-term performance has resulted in strong cash flows and asset growth.

2

U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient over the half year, returning about 14%, although the global environment was far from tranquil.

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union. But the market quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

International stocks also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emerging-market stocks and those from developed Pacific markets recorded double-digit returns.

Bonds drew support given economic factors and low yields

The broad U.S. bond market advanced in each of the six months en route to returning 4.54%. With the stock market volatile at times, the global growth pace uncertain, and inflation low, investors sought safe-haven assets. Foreign investors flocked to U.S. Treasury debt amid exceptionally low or negative yields abroad.

The yield of the 10-year Treasury note closed July at 1.45%, down from 1.98% at the end of January. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

CPI
Consumer Price Index	1.57%	0.84%	1.27%

3

The Federal Reserve has held its target for short-term interest rates at 0.25%–0.5% since raising it by a quarter percentage point last December. Money market funds and savings accounts stayed restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 12.31%. A number of foreign currencies strengthened against the dollar, but the bond returns were robust even without this currency benefit.

The fund’s stock selections hampered its performance

The Dividend Growth Fund invests in large, financially sound companies with the ability and commitment to grow their dividends over time. Unlike other dividend-oriented funds, it doesn’t strive to hold stocks with the highest yields, focusing instead on the stocks of companies with the strong potential to increase their dividends. In fact, the fund sometimes invests in stocks with relatively low current yields if its advisor sees potential for growth.

And the fund, unlike its benchmark, is not limited to stocks that have consistently raised their dividends for ten or more years. This flexibility gives the advisor more leeway in choosing top-performing stocks that for one reason or another fall short of the benchmark’s criteria.

Over the six-month period, the Dividend Growth Fund benefited from investors’ interest in steady income given the historically low interest rate environment.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.33%	1.11%

The fund expense ratio shown is from the prospectus dated May 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2016, the fund’s annualized expense ratio was 0.33%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Core Funds.

4

However, the fund’s distinct approach to stock selection did not always work in its favor. Most of the shortfall relative to the benchmark occurred because the fund had minimal or no exposure to some of the leading stocks and sectors over the six months.

In information technology, the fund’s lack of exposure to top-performing computer services providers and semiconductor companies subtracted from its result. The fund’s return for the sector was about half that of its benchmark’s.

The fund’s consumer discretionary holdings also produced weaker results. Specialty retail stocks turned in strong results, but the advisor’s picks among apparel manufacturers, media companies, and fast-food restaurants produced low or negative returns.

A larger allocation to financials—more than double the benchmark’s—was not as beneficial to the fund’s performance as in the past. Gains by insurance companies, credit card companies, and asset managers were largely overshadowed by negative results from banks and specialized real estate investment trusts (REITs). Banks have struggled over the past year as persistently low interest rates have eaten away at their lending margins. The benchmark excludes many of these banks from its holdings because they reduced or eliminated dividend payments during the 2008–2009 financial crisis.

Consumer staples and health care, among the largest holdings of the fund, were the only two sectors that added to relative performance. In consumer staples, household product manufacturers and food and staples retailers stood out.

In health care, the advisor’s picks among managed care providers, pharmaceuticals, and biotechnology boosted results.

You can find more information about the fund’s performance and positioning in the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic

5

market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/ research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 11, 2016

6

Advisor’s Report

Vanguard Dividend Growth Fund gained 10.65% for the six months ended July 31, 2016, underperforming the 13.35% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment

We had previously suggested that the global investment narrative was increasingly focusing on China. Despite other important factors, we thought news about China would likely dominate the investment landscape. And then along came “Brexit.”

For most observers, the decision by the electorate in the United Kingdom to leave the European Union was a surprise, and global markets reacted strongly. The potential economic implications of Brexit are profound. This applies not only to the United Kingdom, but also to the EU and the wider world. While it’s important to consider the ultimate impact of this decision on global economics and markets, certain realities must not be overlooked. First, this referendum was advisory rather than mandatory. Although it is highly likely that the United Kingdom will move forward with a formal separation, there is a constitutional process that must be followed. That process, which requires approval by 20 of the 27 remaining member states, will no doubt result in highly contentious negotiations. The two-year period set aside for negotiation (from the date the U.K. government formally announces its intention) could be rocky indeed.

The fund’s successes

We had positive absolute returns in all sectors in which we invested during the period. (We didn’t have any holdings in utilities and telecommunication services.) The fund’s holdings in industrials, health care, financials, and consumer staples were the biggest absolute contributors.

The fund’s top absolute contributors were Marsh & McLennan (financials), Union Pacific (industrials), UnitedHealth Group (health care), United Parcel Service (industrials), and United Technologies (industrials).

One of the top contributors to performance during the period was United Parcel Service (UPS), a global package delivery and supply chain management company. Part of our recent thesis on UPS was that the company had learned from its missteps during the past two holiday seasons and was well positioned to handle the 2015 holiday surge. As we anticipated, the company’s solid execution helped it post strong fourth-quarter earnings, which pushed the stock higher. UPS posted robust domestic and international margins and management increased its earnings guidance for the fiscal year. We continue to hold the stock because we view UPS as a strong free cash flow generator and dividend growth story, with an e-commerce secular advantage that should persist as a source of growth.

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 11.8% for calendar

7

year 2016. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year nor does it take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases, yet the absolute cash dividend may be small. The run-rate calculation also is not an accurate reflection of the growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.

Among the more notable dividend run-rate increases thus far in 2016 were those for VF and Amgen.

The fund’s shortfalls

On an absolute basis, our holdings in the energy and consumer discretionary sectors produced the smallest contributions. As mentioned earlier, we had no holdings in the telecommunication services or utilities sectors during the period.

Our biggest absolute detractors included Nike (consumer discretionary), PNC Financial Services (financials), CVS Health (consumer staples), Wells Fargo (financials), and Public Storage (financials).

The top detractor from absolute performance was Nike, a provider of athletic footwear, apparel, equipment, and accessories. In our opinion, investors were overly concerned about basketball-related sales slowing in the United States (it represents only about 3% of total sales). Basketball gets a lot of press but it’s not that meaningful to Nike’s overall business. The other issue during the period was some backed-up inventory that Nike was dealing with related to Sports Authority’s bankruptcy. We believe that the company is already working through the inventory issues and that it is a short-term issue. The company’s growth appears healthy in our view and we used the weakness in the stock to add to our position. Nike has a new manufacturing process (Flyknit), which is much more flexible and cheaper and should have positive implications for margins. The company is also selling a lot more through its own channel (direct-to-consumer), which is a higher-margin business. We continue to believe Nike is one of the great franchises in the world.

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably hinder performance over a given period. We assess a stock’s contribution to the fund over a longer timeframe and with a consistent focus on dividend action.

8

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments. We seek to fulfill this objective by carefully building Vanguard Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. As has always been the case, we are agnostic about sector positioning versus a benchmark as our weightings result from this bottom-up stock selection. As of the end of the period, the fund had significant absolute weights in the industrial, consumer staples, and health care sectors, while having less exposure (below 5% allocation) to the materials and energy sectors. We currently do not hold any stocks in the utilities or telecommunication services sectors.

Since our last report, there have been modest changes in the fund’s positioning, but certainly no change in our overall investment strategy. Additions were made to the fund over the last six months that were driven largely by price opportunity. We also continue to manage the fund by constantly assessing the weightings of our existing positions and adjusting them accordingly.

Given the long road ahead, we feel it unwise to draw any firm conclusion on how Brexit will resolve itself. As a consequence, we believe making meaningful changes to the portfolio in anticipation of any resolution is unwise.

The portfolio continues to have many strong global enterprises with terrific value-creation opportunities and strong dividend growth prospects. Therefore, while it is likely that the bumps on the road to Brexit resolution will affect the portfolio along the way, we remain highly confident that the portfolio is well-positioned.

Whatever view we may have over the next month, next year, or even the next five years will have little bearing on our portfolio decisions. We continue to believe in the power of compounding and in a growing dividend as the tool through which this power is expressed. We believe time is our friend, whereas many investors believe it to be the enemy. We believe a long-term outlook characterized by patience and low turnover is our best recipe for managing the fund. We remain true to our process and believe that Vanguard Dividend Growth Fund is well-positioned to deliver superior dividend growth and solid capital appreciation for shareholders over the long term.

Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

August 17, 2016

9

Dividend Growth Fund

Fund Profile
As of July 31, 2016

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	45	185	3,839
Median Market Cap	$78.4B	$54.0B	$54.0B
Price/Earnings Ratio	22.6x	24.6x	23.5x
Price/Book Ratio	4.1x	4.3x	2.8x
Return on Equity	21.5%	20.4%	16.3%
Earnings Growth
Rate	7.2%	4.6%	7.3%
Dividend Yield	2.2%	2.2%	2.0%
Foreign Holdings	6.5%	0.0%	0.0%
Turnover Rate
(Annualized)	21%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.33%	—	—
30-Day SEC Yield	1.91%	—	—
Short-Term Reserves	2.9%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary	12.8%	12.6%	13.0%
Consumer Staples	18.6	24.6	9.0
Energy	3.0	1.1	6.3
Financials	14.7	7.9	17.5
Health Care	18.5	13.2	14.6
Industrials	18.6	20.1	10.4
Information Technology	10.2	10.7	19.9
Materials	3.6	6.7	3.3
Telecommunication
Services	0.0	0.1	2.5
Utilities	0.0	3.0	3.5

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.95	0.90
Beta	0.92	0.83
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	3.5%
NIKE Inc.	Footwear	3.2
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	3.1
Medtronic plc	Health Care
	Equipment	2.9
United Parcel Service	Air Freight &
Inc.	Logistics	2.9
Colgate-Palmolive Co.	Household Products	2.7
Honeywell International	Aerospace &
Inc.	Defense	2.7
Canadian National
Railway Co.	Railroads	2.6
Cardinal Health Inc.	Health Care
	Distributors	2.6
Chubb Ltd.	Casualty Insurance	2.6
Top Ten		28.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratio was 0.33%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	9.13%	12.22%	9.08%

See Financial Highlights for dividend and capital gains information.

11

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.1%)
Consumer Discretionary (12.4%)
NIKE Inc. Class B	17,968,391	997,246
TJX Cos. Inc.	9,957,783	813,750
Lowe’s Cos. Inc.	7,818,831	643,333
McDonald’s Corp.	5,054,408	594,651
VF Corp.	7,534,209	470,361
Walt Disney Co.	3,906,212	374,801
		3,894,142
Consumer Staples (18.1%)
Costco Wholesale Corp.	5,897,330	986,151
Colgate-Palmolive Co.	11,425,196	850,377
Coca-Cola Co.	16,538,688	721,583
Diageo plc	24,744,679	709,101
PepsiCo Inc.	5,755,239	626,861
Procter & Gamble Co.	7,143,879	611,445
CVS Health Corp.	6,426,325	595,849
Walgreens Boots
Alliance Inc.	7,308,081	579,165
		5,680,532
Energy (2.9%)
Schlumberger Ltd.	5,896,950	474,823
Exxon Mobil Corp.	5,032,651	447,654
		922,477
Financials (14.3%)
Chubb Ltd.	6,506,907	815,055
Marsh & McLennan
Cos. Inc.	11,288,122	742,194
PNC Financial Services
Group Inc.	7,742,902	639,951
Wells Fargo & Co.	13,208,662	633,620
BlackRock Inc.	1,589,137	582,021
American Express Co.	9,029,172	582,021
Public Storage	2,100,076	501,750
		4,496,612

Health Care (18.0%)
Medtronic plc	10,517,592	921,657
Cardinal Health Inc.	9,752,846	815,338
Johnson & Johnson	6,240,003	781,435
UnitedHealth Group Inc.	5,389,694	771,804
Merck & Co. Inc.	13,154,546	771,646
Amgen Inc.	3,956,528	680,641
Roche Holding AG	2,049,225	523,102
McKesson Corp.	2,027,690	394,507
		5,660,130
Industrials (18.0%)
United Parcel Service Inc.
Class B	8,493,501	918,147
Honeywell International
Inc.	7,177,629	834,974
Canadian National
Railway Co.	12,925,475	819,394
Union Pacific Corp.	8,753,615	814,524
Lockheed Martin Corp.	3,057,845	772,809
United Technologies
Corp.	6,066,092	653,015
Northrop Grumman Corp.	2,066,254	447,613
General Dynamics Corp.	2,756,159	404,852
		5,665,328
Information Technology (9.9%)
Microsoft Corp.	19,399,344	1,099,555
Accenture plc Class A	6,745,950	761,011
Automatic Data
Processing Inc.	8,176,668	727,314
Oracle Corp.	13,043,368	535,300
		3,123,180
Materials (3.5%)
Praxair Inc.	6,159,548	717,834
Ecolab Inc.	3,200,855	378,917
		1,096,751
Total Common Stocks
(Cost $22,409,543)		30,539,152

12

Dividend Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investments (2.9%)
Repurchase Agreements (2.6%)
RBS Securities, Inc.
0.340%, 8/1/16 (Dated
7/29/16, Repurchase
Value $496,714,000,
collateralized by U.S.
Treasury Note/Bond
1.000%–2.750%, 2/15/18–
11/15/42, with a value of
$506,635,000)	496,700	496,700
Societe Generale
0.330%, 8/1/16 (Dated
7/29/16, Repurchase
Value $324,509,000,
collateralized by Federal
National Mortgage Assn.
1.000%, 5/21/18, and
U.S. Treasury Note/Bond
1.500%–2.750%, 7/31/19–
11/15/23, with a value of
$330,990,000)	324,500	324,500
		821,200
U.S. Government and Agency Obligations (0.3%)
1 Federal Home Loan
Bank Discount Notes,
0.365%, 10/7/16	100,000	99,934
Total Temporary Cash Investments
(Cost $921,132)		921,134
Total Investments (100.0%)
(Cost $23,330,675)		31,460,286

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	2,467
Receivables for Accrued Income	37,932
Receivable for Capital Shares Issued	16,039
Other Assets	64
Total Other Assets	56,502
Liabilities
Payables to Investment Advisor	(12,500)
Payables for Capital Shares Redeemed	(11,464)
Payables to Vanguard	(23,671)
Total Liabilities	(47,635)
Net Assets (100%)
Applicable to 1,320,700,707 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	31,469,153
Net Asset Value Per Share	$23.83

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	23,392,632
Undistributed Net Investment Income	16,809
Accumulated Net Realized Losses	(69,778)
Unrealized Appreciation (Depreciation)
Investment Securities	8,129,611
Foreign Currencies	(121)
Net Assets	31,469,153

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Dividends[1]	320,698
Interest	1,464
Securities Lending	392
Total Income	322,554
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,807
Performance Adjustment	5,808
The Vanguard Group—Note C
Management and Administrative	19,401
Marketing and Distribution	2,768
Custodian Fees	140
Shareholders’ Reports	174
Trustees’ Fees and Expenses	20
Total Expenses	47,118
Net Investment Income	275,436
Realized Net Gain (Loss)
Investment Securities Sold	(58,548)
Foreign Currencies	146
Realized Net Gain (Loss)	(58,402)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,665,359
Foreign Currencies	430
Change in Unrealized Appreciation (Depreciation)	2,665,789
Net Increase (Decrease) in Net Assets Resulting from Operations	2,882,823
1 Dividends are net of foreign withholding taxes of $3,440,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	275,436	487,197
Realized Net Gain (Loss)	(58,402)	658,531
Change in Unrealized Appreciation (Depreciation)	2,665,789	(592,958)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,882,823	552,770
Distributions
Net Investment Income	(258,264)	(476,748)
Realized Capital Gain[1]	(69,168)	(928,751)
Total Distributions	(327,432)	(1,405,499)
Capital Share Transactions
Issued	4,826,248	5,744,103
Issued in Lieu of Cash Distributions	292,794	1,268,037
Redeemed	(1,836,978)	(3,594,784)
Net Increase (Decrease) from Capital Share Transactions	3,282,064	3,417,356
Total Increase (Decrease)	5,837,455	2,564,627
Net Assets
Beginning of Period	25,631,698	23,067,071
End of Period[2]	31,469,153	25,631,698
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $121,739,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,809,000 and ($509,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.78	$22.47	$20.45	$17.52	$15.81	$14.68
Investment Operations
Net Investment Income	.215	.442	.430	.385	.357	.317
Net Realized and Unrealized Gain (Loss)
on Investments	2.094	.145	2.378	3.033	1.721	1.126
Total from Investment Operations	2.309	.587	2.808	3.418	2.078	1.443
Distributions
Dividends from Net Investment Income	(. 202)	(. 432)	(. 440)	(. 384)	(. 368)	(. 313)
Distributions from Realized Capital Gains	(. 057)	(. 845)	(. 348)	(.104)	—	—
Total Distributions	(. 259)	(1.277)	(.788)	(. 488)	(. 368)	(. 313)
Net Asset Value, End of Period	$23.83	$21.78	$22.47	$20.45	$17.52	$15.81

Total Return[1]	10.65%	2.44%	13.69%	19.60%	13.36%	9.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,469	$25,632	$23,067	$19,137	$12,704	$8,829
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.33%	0.32%	0.31%	0.29%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.95%	1.94%	2.03%	2.22%	2.28%
Portfolio Turnover Rate	21%	26%	23%	18%	11%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.03%, 0.02%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

17

Dividend Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the six months ended July 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $5,808,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of

18

Dividend Growth Fund

operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,467,000, representing 0.01% of the fund’s net assets and 0.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	29,306,949	1,232,203	—
Temporary Cash Investments	—	921,134	—
Total	29,306,949	2,153,337	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2016, the fund realized net foreign currency gains of $146,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $5,177,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

19

Dividend Growth Fund

At July 31, 2016, the cost of investment securities for tax purposes was $23,330,675,000. Net unrealized appreciation of investment securities for tax purposes was $8,129,611,000, consisting of unrealized gains of $8,251,296,000 on securities that had risen in value since their purchase and $121,685,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2016, the fund purchased $5,909,888,000 of investment securities and sold $2,917,300,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2016	January 31, 2016
	Shares	Shares
	(000)	(000)
Issued	211,560	253,289
Issued in Lieu of Cash Distributions	12,794	55,584
Redeemed	(80,507)	(158,371)
Net Increase (Decrease) in Shares Outstanding	143,847	150,502

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2016	7/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,106.54	$1.73
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.22	1.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating	John J. Brennan
Officer (retired 2010) of Corning Incorporated	Chairman, 1996–2009
(communications equipment); Chairman of the	Chief Executive Officer and President, 1996–2008
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092016

Semiannual Report | July 31, 2016

Vanguard Dividend Appreciation Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	13.23%
ETF Shares
Market Price	13.34
Net Asset Value	13.28
Admiral™ Shares	13.26
NASDAQ US Dividend Achievers Select Index	13.35
Large-Cap Core Funds Average	11.90

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2016, Through July 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$30.40	$34.08	$0.326	$0.000
ETF Shares	75.98	85.17	0.856	0.000
Admiral Shares	20.62	23.11	0.232	0.000

1

Chairman’s Letter

Dear Shareholder,

Dividend-paying stocks delivered robust results over the six months ended July 31, 2016, but didn’t quite keep pace with the broad U.S. market’s even sharper rally.

Vanguard Dividend Appreciation Index Fund returned about 13%, in line with its benchmark, the NASDAQ US Dividend Achievers Select Index, and ahead of the average return of its large-cap core fund peers.

Each of the index’s ten industry sectors advanced during the period. Industrial, health care, and technology stocks contributed most to performance.

The 30-day SEC yield for the fund’s Investor Shares fell from 2.25% at the start of the period to 2.01% at the end.

U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient over the half year, returning about 14%, although the global environment was far from tranquil.

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union. But the market quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

2

International stocks also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emerging-market stocks and those from developed Pacific markets recorded double-digit returns.

Bonds drew support given economic factors and low yields

The broad U.S. taxable bond market advanced in each of the six months en route to returning 4.54%. With the stock market volatile at times, the global growth pace uncertain, and inflation low, investors sought safe-haven assets. Foreign investors flocked to U.S. Treasury debt amid exceptionally low or negative yields abroad.

The yield of the 10-year Treasury note closed July at 1.45%, down from 1.98% at the end of January. (Bond prices and yields move in opposite directions.)

The Federal Reserve has held its target for short-term interest rates at 0.25%–0.5% since raising it by a quarter percentage point in December. Money market funds and savings accounts stayed restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 12.31%. A number of foreign currencies strengthened against the dollar, but the bond returns were robust even without this currency benefit.

Market Barometer

	Total Returns
	Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

CPI
Consumer Price Index	1.57%	0.84%	1.27%

3

Strong returns across the board bolstered the fund’s performance

The Dividend Appreciation Index Fund tracks a benchmark that includes U.S. companies that have increased their dividends for ten or more consecutive years. Unlike other dividend-oriented funds, it doesn’t strive to hold stocks with the highest yields; instead, it focuses on companies with the ability and commitment to grow their dividends over time.

The requirements of the index tilt exposure toward certain sectors and away from others. For example, the index excludes certain subsectors such as real estate investment trusts (REITs) that have low potential for dividend growth.

Over the six months, the fund benefited from investors’ interest in steady income given the historically low interest rate environment.

Industrials, the largest sector, contributed most to the index’s advance. Gains were evident across most of the sector, with defense and aerospace, machinery, and transportation companies making solid contributions.

In health care, medical equipment and medical supplies firms delivered strong results, thanks in part to innovation by some top manufacturers.

In technology, semiconductor companies and those providing computer services boosted performance. Chip makers

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.19%	0.09%	0.09%	1.11%

The fund expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the fund’s annualized expense ratios were 0.18% for Investor Shares, 0.09% for ETF Shares, and 0.09% for
Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Core Funds.

4

benefited from improved earnings and industry consolidations. One of the larger tech companies venturing into cloud computing services also posted gains.

The two consumer-oriented sectors—the index’s second- and third-largest segments—also were strong contributors. Among consumer goods stocks, food producers and soft drink manufacturers were bright spots. General retailers added most to the consumer services sector.

Several of the smaller sectors posted double-digit gains. Of this group, financial stocks contributed most, thanks in part to strong results from financial services firms and non-life insurance companies. The index also benefited from its limited exposure to banks. Large banks have struggled over the past year as persistently low interest rates have eaten away at their lending margins. The benchmark excludes many of these banks from its holdings because they reduced or eliminated dividend payments during the 2008–2009 financial crisis.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

5

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 11, 2016

6

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VIG	VDADX
Expense Ratio[1]	0.19%	0.09%	0.09%
30-Day SEC Yield	2.01%	2.09%	2.09%

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	185	185	3,839
Median Market Cap	$54.0B	$54.0B	$54.0B
Price/Earnings Ratio	24.6x	24.6x	23.5x
Price/Book Ratio	4.3x	4.3x	2.8x
Return on Equity	21.2%	20.4%	16.3%
Earnings Growth
Rate	4.6%	4.6%	7.3%
Dividend Yield	2.2%	2.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	21%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.89
Beta	1.00	0.89
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	4.3%
Microsoft Corp.	Software	4.0
PepsiCo Inc.	Soft Drinks	3.9
Coca-Cola Co.	Soft Drinks	3.6
Medtronic plc	Medical Equipment	3.0
3M Co.	Diversified Industrials	2.7
McDonald's Corp.	Restaurants & Bars	2.6
CVS Health Corp.	Drug Retailers	2.5
United Technologies
Corp.	Aerospace	2.2
Walgreens Boots
Alliance Inc.	Drug Retailers	2.1
Top Ten		30.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.18% for Investor Shares, 0.09% for ETF Shares, and 0.09% for Admiral Shares.

7

Dividend Appreciation Index Fund

Sector Diversification (% of equity exposure)
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Basic Materials	4.3%	4.3%	2.5%
Consumer Goods	22.4	22.4	10.4
Consumer Services	17.9	17.9	13.6
Financials	7.7	7.7	18.7
Health Care	12.2	12.2	13.6
Industrials	23.6	23.6	12.6
Oil & Gas	1.1	1.1	6.3
Technology	7.7	7.7	16.3
Telecommunications	0.1	0.1	2.5
Utilities	3.0	3.0	3.5

8

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006, Through July 31, 2016

Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/27/2006	8.26%	10.55%	7.55%
ETF Shares	4/21/2006
Market Price		8.29	10.66	7.66
Net Asset Value		8.35	10.66	7.67
Admiral Shares	12/19/2013	8.33	—	7.19[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

9

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (4.3%)
Ecolab Inc.	1,972,103	233,458
Praxair Inc.	1,897,493	221,134
Air Products &
Chemicals Inc.	1,436,840	214,693
PPG Industries Inc.	1,777,075	186,077
International Flavors &
Fragrances Inc.	534,719	71,251
Albemarle Corp.	747,593	62,925
RPM International Inc.	885,068	48,024
Westlake Chemical Corp.	867,176	39,665
Royal Gold Inc.	434,908	36,767
Sensient Technologies
Corp.	299,324	22,099
HB Fuller Co.	332,869	15,498
Stepan Co.	148,325	9,539
		1,161,130
Consumer Goods (22.4%)
PepsiCo Inc.	9,629,638	1,048,860
Coca-Cola Co.	22,540,268	983,432
NIKE Inc. Class B	8,993,285	499,127
Reynolds American Inc.	9,509,256	476,034
Colgate-Palmolive Co.	5,947,601	442,680
Monsanto Co.	2,933,187	313,177
Kimberly-Clark Corp.	2,404,422	311,493
General Mills Inc.	3,953,069	284,186
Kellogg Co.	2,333,224	192,981
Archer-Daniels-Midland
Co.	3,956,263	178,348
VF Corp.	2,839,815	177,290
Hormel Foods Corp.	3,520,461	131,489
Stanley Black & Decker
Inc.	1,014,908	123,514
JM Smucker Co.	797,284	122,909
Clorox Co.	862,465	113,043
Genuine Parts Co.	996,061	101,837
Church & Dwight Co. Inc.	864,142	84,893
McCormick & Co. Inc.	768,595	78,589

	Brown-Forman Corp.
	Class B	778,054	76,397
	Hasbro Inc.	831,278	67,525
	Bunge Ltd.	939,277	61,842
	Leggett & Platt Inc.	903,900	47,518
	Polaris Industries Inc.	432,711	42,730
	Flowers Foods Inc.	1,413,592	25,996
	Lancaster Colony Corp.	182,417	23,707
	J&J Snack Foods Corp.	124,467	15,137
^	Tootsie Roll Industries Inc.	254,763	9,459
	Andersons Inc.	186,124	6,883
			6,041,076
Consumer Services (17.9%)
	McDonald’s Corp.	6,006,738	706,693
	CVS Health Corp.	7,318,354	678,558
	Walgreens Boots
	Alliance Inc.	7,186,812	569,555
	Lowe’s Cos. Inc.	6,062,675	498,837
	Costco Wholesale Corp.	2,929,978	489,951
	TJX Cos. Inc.	4,460,551	364,516
	Target Corp.	4,012,181	302,237
	Yum! Brands Inc.	2,723,026	243,493
	Sysco Corp.	3,761,741	194,820
	Cardinal Health Inc.	2,193,788	183,401
	Ross Stores Inc.	2,697,931	166,813
	AmerisourceBergen Corp.
	Class A	1,369,032	116,628
	Best Buy Co. Inc.	2,157,492	72,492
	Tiffany & Co.	854,381	55,125
	FactSet Research
	Systems Inc.	274,505	47,204
	Rollins Inc.	1,457,963	41,085
	Casey’s General Stores
	Inc.	259,973	34,717
	John Wiley & Sons Inc.
	Class A	323,494	18,666
	Monro Muffler Brake Inc.	214,198	13,413
	Matthews International
	Corp. Class A	219,914	13,219

10

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Aaron’s Inc.	483,404	11,577
International Speedway
Corp. Class A	177,643	5,999
		4,828,999
Financials (7.7%)
Chubb Ltd.	3,075,821	385,277
Travelers Cos. Inc.	1,965,254	228,402
S&P Global Inc.	1,767,597	216,000
Aflac Inc.	2,798,318	202,262
Franklin Resources Inc.	3,948,068	142,881
T. Rowe Price Group Inc.	1,653,527	116,888
Ameriprise Financial Inc.	1,125,889	107,905
Cincinnati Financial Corp.	1,094,840	81,784
Torchmark Corp.	807,670	49,970
SEI Investments Co.	1,090,494	49,072
WR Berkley Corp.	816,429	47,508
American Financial Group
Inc.	577,091	42,185
Assurant Inc.	431,440	35,814
Axis Capital Holdings Ltd.	632,387	35,148
Brown & Brown Inc.	923,509	33,856
RenaissanceRe Holdings
Ltd.	287,369	33,772
Commerce Bancshares Inc.	644,894	30,497
Erie Indemnity Co. Class A	307,903	30,079
Eaton Vance Corp.	768,916	29,073
^ BOK Financial Corp.	440,321	28,722
Prosperity Bancshares Inc.	465,500	23,782
Hanover Insurance Group
Inc.	285,520	23,510
Bank of the Ozarks Inc.	604,270	21,748
RLI Corp.	290,236	19,785
UMB Financial Corp.	329,701	18,269
Community Bank System
Inc.	292,290	12,899
American Equity
Investment Life Holding
Co.	545,434	8,689
Tompkins Financial Corp.	99,646	7,248
BancFirst Corp.	103,642	6,796
Infinity Property &
Casualty Corp.	73,764	6,052
1st Source Corp.	172,355	5,793
		2,081,666
Health Care (12.1%)
Johnson & Johnson	9,240,189	1,157,149
Medtronic plc	9,368,119	820,928
Abbott Laboratories	9,815,104	439,226
Stryker Corp.	2,485,029	288,959
Becton Dickinson and Co.	1,411,225	248,376
CR Bard Inc.	491,259	109,909
Perrigo Co. plc	953,981	87,184
STERIS plc	572,264	40,602
West Pharmaceutical
Services Inc.	481,903	38,687

Healthcare Services Group
Inc.	480,459	18,647
Owens & Minor Inc.	417,327	14,903
National HealthCare Corp.	99,828	6,449
Atrion Corp.	12,162	5,799
		3,276,818
Industrials (23.5%)
3M Co.	4,030,935	718,958
United Technologies
Corp.	5,572,497	599,879
^ Lockheed Martin Corp.	2,035,221	514,361
Accenture plc Class A	4,183,329	471,921
General Dynamics Corp.	2,073,120	304,521
FedEx Corp.	1,836,292	297,296
Illinois Tool Works Inc.	2,423,638	279,688
Raytheon Co.	1,992,055	277,951
Automatic Data
Processing Inc.	3,047,713	271,094
Northrop Grumman Corp.	1,205,503	261,148
Waste Management Inc.	2,969,272	196,328
Sherwin-Williams Co.	614,656	184,231
CSX Corp.	6,415,945	181,764
Norfolk Southern Corp.	1,986,479	178,346
Republic Services Inc.
Class A	2,297,537	117,772
Roper Technologies Inc.	673,230	114,691
Parker-Hannifin Corp.	899,932	102,763
WW Grainger Inc.	411,301	90,013
Fastenal Co.	1,922,069	82,168
L-3 Communications
Holdings Inc.	518,576	78,632
Cintas Corp.	720,490	77,287
Dover Corp.	1,032,640	73,762
CH Robinson Worldwide
Inc.	954,426	66,447
JB Hunt Transport
Services Inc.	751,385	62,463
Expeditors International
of Washington Inc.	1,213,003	59,959
Valspar Corp.	526,248	56,030
Jack Henry & Associates
Inc.	525,384	46,891
AO Smith Corp.	497,690	46,230
Carlisle Cos. Inc.	427,528	44,159
Toro Co.	365,839	33,639
Nordson Corp.	379,530	33,509
AptarGroup Inc.	418,840	32,745
Bemis Co. Inc.	630,962	32,204
Donaldson Co. Inc.	884,011	31,939
Robert Half International
Inc.	873,730	31,926
Lincoln Electric Holdings
Inc.	470,672	29,210
Graco Inc.	366,993	27,161
Crane Co.	388,021	24,174

11

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Ryder System Inc.	356,546	23,496
^ MSC Industrial Direct Co.
Inc. Class A	321,213	23,073
CLARCOR Inc.	322,851	20,101
Silgan Holdings Inc.	402,579	19,960
Valmont Industries Inc.	151,665	19,861
ITT Inc.	596,436	18,913
Regal Beloit Corp.	297,594	18,156
MSA Safety Inc.	248,993	13,914
ABM Industries Inc.	372,958	13,878
Franklin Electric Co. Inc.	309,074	11,967
G&K Services Inc. Class A	132,699	10,644
Tennant Co.	117,272	7,515
Badger Meter Inc.	96,463	6,727
^ Lindsay Corp.	74,202	5,206
Gorman-Rupp Co.	173,911	4,711
Cass Information Systems
Inc.	75,782	3,938
Mesa Laboratories Inc.	24,076	2,784
		6,358,104
Oil & Gas (1.1%)
EOG Resources Inc.	3,663,562	299,313

Technology (7.7%)
Microsoft Corp.	19,106,951	1,082,982
Texas Instruments Inc.	6,697,224	467,131
Analog Devices Inc.	2,065,483	131,840
Linear Technology Corp.	1,594,459	95,652
Xilinx Inc.	1,702,361	86,957
Maxim Integrated
Products Inc.	1,907,975	77,807
Microchip Technology
Inc.	1,357,253	75,517
Harris Corp.	830,328	71,923
		2,089,809
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	677,477	21,333
ATN International Inc.	106,934	7,862
		29,195
Utilities (3.0%)
NextEra Energy Inc.	3,068,666	393,679
Edison International	2,170,415	167,947
Atmos Energy Corp.	680,115	54,266
UGI Corp.	1,145,508	51,846
Aqua America Inc.	1,179,930	40,873
WGL Holdings Inc.	332,076	23,508
New Jersey Resources
Corp.	572,623	21,324
MGE Energy Inc.	230,676	12,952
California Water Service
Group	318,347	10,738

	American States Water Co.	243,489	10,519
	Chesapeake Utilities Corp.	101,527	6,505
	SJW Corp.	136,072	5,764
	Connecticut Water Service
	Inc.	74,163	3,786
			803,707
Total Common Stocks
(Cost $21,990,363)			26,969,817
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.561%	68,312,221	68,312

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	Federal Home Loan
	Bank Discount Notes,
	0.501%, 8/19/16	1,700	1,700
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.491%, 9/16/16	2,600	2,599
			4,299
Total Temporary Cash Investments
(Cost $72,610)			72,611
Total Investments (100.1%)
(Cost $22,062,973)			27,042,428

12

Dividend Appreciation Index Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	2,112
Receivables for Accrued Income	23,352
Receivables for Capital Shares Issued	8,920
Other Assets	1,072
Total Other Assets	35,456
Liabilities
Payables for Investment Securities
Purchased	(11,951)
Collateral for Securities on Loan	(47,145)
Payables for Capital Shares Redeemed	(2,224)
Payables to Vanguard	(10,148)
Total Liabilities	(71,468)
Net Assets (100%)	27,006,416

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	22,675,995
Undistributed Net Investment Income	29,516
Accumulated Net Realized Losses	(680,486)
Unrealized Appreciation (Depreciation)
Investment Securities	4,979,455
Futures Contracts	1,936
Net Assets	27,006,416

Amount
($000)
Investor Shares—Net Assets
Applicable to 26,466,752 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	901,933
Net Asset Value Per Share—
Investor Shares	$34.08

ETF Shares—Net Assets
Applicable to 260,342,690 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	22,174,651
Net Asset Value Per Share—
ETF Shares	$85.17

Admiral Shares—Net Assets
Applicable to 170,023,081 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,929,832
Net Asset Value Per Share—
Admiral Shares	$23.11

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $45,560,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $47,145,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,399,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Dividends	285,781
Interest[1]	44
Securities Lending	283
Total Income	286,108
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,491
Management and Administrative—Investor Shares	628
Management and Administrative—ETF Shares	6,802
Management and Administrative—Admiral Shares	1,126
Marketing and Distribution—Investor Shares	96
Marketing and Distribution—ETF Shares	451
Marketing and Distribution—Admiral Shares	148
Custodian Fees	153
Shareholders’ Reports—Investor Shares	14
Shareholders’ Reports—ETF Shares	257
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	7
Total Expenses	11,194
Net Investment Income	274,914
Realized Net Gain (Loss)
Investment Securities Sold	(268,250)
Futures Contracts	3,131
Realized Net Gain (Loss)	(265,119)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,102,074
Futures Contracts	1,927
Change in Unrealized Appreciation (Depreciation)	3,104,001
Net Increase (Decrease) in Net Assets Resulting from Operations	3,113,796
1 Interest income from an affiliated company of the fund was $35,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	274,914	533,935
Realized Net Gain (Loss)	(265,119)	2,703,169
Change in Unrealized Appreciation (Depreciation)	3,104,001	(3,303,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,113,796	(66,311)
Distributions
Net Investment Income
Investor Shares	(8,728)	(24,306)
ETF Shares	(217,671)	(456,267)
Admiral Shares	(37,582)	(73,040)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(263,981)	(553,613)
Capital Share Transactions
Investor Shares	(73,584)	(554,813)
ETF Shares	1,057,958	(1,350,433)
Admiral Shares	311,217	550,641
Net Increase (Decrease) from Capital Share Transactions	1,295,591	(1,354,605)
Total Increase (Decrease)	4,145,406	(1,974,529)
Net Assets
Beginning of Period	22,861,010	24,835,539
End of Period[1]	27,006,416	22,861,010
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,516,000 and $18,583,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.40	$31.37	$28.59	$25.23	$22.42	$21.33
Investment Operations
Net Investment Income	. 338	. 670	. 627	. 540	. 538	. 445
Net Realized and Unrealized Gain (Loss)
on Investments	3.668	(.947)	2.756	3.350	2.812	1.089
Total from Investment Operations	4.006	(.277)	3.383	3.890	3.350	1.534
Distributions
Dividends from Net Investment Income	(. 326)	(. 693)	(. 603)	(. 530)	(. 540)	(. 444)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 326)	(. 693)	(. 603)	(. 530)	(. 540)	(. 444)
Net Asset Value, End of Period	$34.08	$30.40	$31.37	$28.59	$25.23	$22.42

Total Return[1]	13.23%	-0.93%	11.86%	15.51%	15.15%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$902	$875	$1,450	$2,966	$2,804	$2,206
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.20%	0.20%	0.20%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.11%	2.04%	1.98%	2.32%	2.14%
Portfolio Turnover Rate[2]	21%	22%	20%	3%	15%	14%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$75.98	$78.42	$71.47	$63.08	$56.04	$53.32
Investment Operations
Net Investment Income	.886	1.759	1.645	1.421	1.401	1.173
Net Realized and Unrealized Gain (Loss)
on Investments	9.160	(2.380)	6.890	8.357	7.049	2.719
Total from Investment Operations	10.046	(.621)	8.535	9.778	8.450	3.892
Distributions
Dividends from Net Investment Income	(.856)	(1.819)	(1.585)	(1.388)	(1.410)	(1.172)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.856)	(1.819)	(1.585)	(1.388)	(1.410)	(1.172)
Net Asset Value, End of Period	$85.17	$75.98	$78.42	$71.47	$63.08	$56.04

Total Return	13.28%	-0.84%	11.97%	15.60%	15.29%	7.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,175	$18,771	$20,610	$18,511	$13,119	$9,677
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.10%	0.10%	0.10%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.21%	2.14%	2.08%	2.42%	2.26%
Portfolio Turnover Rate[1]	21%	22%	20%	3%	15%	14%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
	Six Months			Dec. 19,
	Ended	Year Ended		2013[1] to
	July 31,	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2016	2016	2015	2014
Net Asset Value, Beginning of Period	$20.62	$21.28	$19.40	$20.00
Investment Operations
Net Investment Income	. 241	. 478	. 445	. 030
Net Realized and Unrealized Gain (Loss) on Investments	2.481	(.644)	1.865	(.630)
Total from Investment Operations	2.722	(.166)	2.310	(.600)
Distributions
Dividends from Net Investment Income	(. 232)	(. 494)	(. 430)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 232)	(. 494)	(. 430)	—
Net Asset Value, End of Period	$23.11	$20.62	$21.28	$19.40

Total Return[2]	13.26%	-0.83%	11.94%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,930	$3,215	$2,776	$760
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.20%	2.21%	2.14%	2.08%[3]
Portfolio Turnover Rate [4]	21%	22%	20%	3%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

19

Dividend Appreciation Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Dividend Appreciation Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,112,000, representing 0.01% of the fund’s net assets and 0.84% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	26,969,817	—	—
Temporary Cash Investments	68,312	4,299	—
Futures Contracts—Assets[1]	54	—	—
Total	27,038,183	4,299	—
1 Represents variation margin on the last day of the reporting period.

21

Dividend Appreciation Index Fund

D. At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	306	33,173	1,936

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2016, the fund realized $257,862,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $157,496,000 to offset future net capital gains. Of this amount, $11,128,000 is subject to expiration on January 31, 2019. Capital losses of $146,368,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $22,062,973,000. Net unrealized appreciation of investment securities for tax purposes was $4,979,455,000, consisting of unrealized gains of $5,317,111,000 on securities that had risen in value since their purchase and $337,656,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2016, the fund purchased $6,940,012,000 of investment securities and sold $5,650,860,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,876,254,000 and $954,934,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

22

Dividend Appreciation Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2016		January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	101,694	3,137	156,453	4,950
Issued in Lieu of Cash Distributions	7,998	246	20,734	661
Redeemed	(183,276)	(5,687)	(732,000)	(23,050)
Net Increase (Decrease)—Investor Shares	(73,584)	(2,304)	(554,813)	(17,439)
ETF Shares
Issued	2,021,194	25,283	6,278,046	78,491
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(963,236)	(12,000)	(7,628,479)	(94,250)
Net Increase (Decrease)—ETF Shares	1,057,958	13,283	(1,350,433)	(15,759)
Admiral Shares
Issued	604,645	27,460	1,093,111	50,897
Issued in Lieu of Cash Distributions	33,983	1,538	63,639	2,998
Redeemed	(327,411)	(14,934)	(606,109)	(28,401)
Net Increase (Decrease)—Admiral Shares	311,217	14,064	550,641	25,494

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2016	7/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,132.30	$0.95
ETF Shares	1,000.00	1,132.76	0.48
Admiral Shares	1,000.00	1,132.56	0.48
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.97	$0.91
ETF Shares	1,000.00	1,024.42	0.45
Admiral Shares	1,000.00	1,024.42	0.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares, 0.09% for ETF Shares, and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating	John J. Brennan
Officer (retired 2010) of Corning Incorporated	Chairman, 1996–2009
(communications equipment); Chairman of the	Chief Executive Officer and President, 1996–2008
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	“Dividend Achievers” is a trademark of The NASDAQ
Direct Investor Account Services > 800-662-2739	OMX Group, Inc. (collectively, with its affiliates
“NASDAQ OMX”), and has been licensed for use by The
Institutional Investor Services > 800-523-1036	Vanguard Group, Inc. Vanguard mutual funds are not
Text Telephone for People	sponsored, endorsed, sold, or promoted by NASDAQ
Who Are Deaf or Hard of Hearing> 800-749-7273	OMX and NASDAQ OMX makes no representation
regarding the advisability of investing in the funds.
This material may be used in conjunction	NASDAQ OMX makes no warranties and bears no
with the offering of shares of any Vanguard	liability with respect to the Vanguard mutual funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: September 16, 2016
VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: September 16, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.